Exhibit 99.2

Federal Financial Institutions Examination Council	Board of Governors of the Federal Reserve System
OMB Number: 7100-0036
Federal Deposit Insurance Corporation
OMB Number: 3064-0052
Office of the Comptroller of the Currency
OMB Number: 1557-0081
Expires September 30, 2013

1
Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only—FFIEC 041
Report at the close of business December 31, 2010

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).
This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.
I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.
/s/ Terrence E. Bichsel

Signature of Chief Financial Officer (or Equivalent)
1/30/2011

Date of Signature
We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.
/s/ Christopher J. Maurer

Director (Trustee)
/s/ N. James Brocklehurst

Director (Trustee)
/s/ Kenneth A. Dorsett

Director (Trustee)

Submission of Reports
Each bank must prepare its Reports of Condition and Income (Call Report) data by either:
(a)	Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for data collection (https://cdr.ffiec.gov/cdr/), or

(b)	Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data into the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR.
For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (301) 495-7864, or by e-mail at CDR.Help@ffiec.gov.
To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.
The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.
FirstMerit Bank, N.A.
Legal Title of Bank (RSSD 9017)
Akron
City (RSSD 9130)

OH	44308-

State Abbrev. (RSSD 9200)	Zip Code (RSSD 9220)

FDIC Certificate Number   13675
(RSSD 9050)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
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Contact Information for the Reports of Condition and Income
To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter and (2) the person at the bank—other than the Chief Financial Officer (or equivalent)—to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter ‘none’ for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent) Signing the Reports
Terrence E. Bichsel
Name (TEXT C490)
Executive VP & CFO
Title (TEXT C491)
Terry.Bichsel@firstmerit.com
E-mail Address (TEXT C492)
(330)384-7534
Telephone: Area code/phone number/extension (TEXT C493)
(330)384-7413
FAX: Area code/phone number (TEXT C494)
Other Person to Whom Questions about the Reports Should be Directed
Susan Wheeler
Name (TEXT C495)
VP & Accounting Manager
Title (TEXT C496)
sue.wheeler@firstmerit.com
E-mail Address (TEXT 4086)
(330)384-7810
Telephone: Area code/phone number/extension (TEXT 8902)
(330)849-8708
FAX: Area code/phone number (TEXT 9116)

Emergency Contact Information
This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter ‘none’ for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact
Terrence E. Bichsel
Name (TEXT C366)
Executive VP & CFO
Title (TEXT C367)
Terry.Bichsel@FirstMerit.com
E-mail Address (TEXT C368)
(330)384-7534
Telephone: Area code/phone number/extension (TEXT C369)
(330)384-7413
FAX: Area code/phone number (TEXT C370)
Secondary Contact
Nancy H. Worman
Name (TEXT C371)
Senior VP & Corporate Controller
Title (TEXT C372)
Nancy.Worman@FirstMerit.com
E-mail Address (TEXT C373)
(330)849-8998
Telephone: Area code/phone number/extension (TEXT C374)
(330)849-8708
FAX: Area code/phone number (TEXT C375)

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
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USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information
This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti-money laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.).
Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.

Primary Contact	Secondary Contact

Bill Hoover Name (TEXT C437)	Jennifer Herman Name (TEXT C442)

Financial Intelligence Manager Title (TEXT C438)	TL Check Security Title (TEXT C443)

bill.hoover@firstmerit.com E-mail Address (TEXT C439)	jennifer.herman@firstmerit.com E-mail Address (TEXT C444)

(330) 996-8197 Telephone: Area code/phone number/extension (TEXT C440)	(330) 384-7461 Telephone: Area code/phone number/extension (TEXT C445)

Third Contact	Fourth Contact

Name (TEXT C870)	Name (TEXT C875)

Title (TEXT C871)	Title (TEXT C876)

E-mail Address (TEXT C872)	E-mail Address (TEXT C877)

Telephone: Area code/phone number/extension (TEXT C873)	Telephone: Area code/phone number/extension (TEXT C878)

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RI     4
Consolidated Report of Income for the period January 1, 2010 — December 31, 2010
All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.
Schedule RI — Income Statement

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Interest income:
a. Interest and fee income on loans:
(1) Loans secured by real estate:
(a) Loans secured by 1-4 family residential properties	RIAD4435	81,072	1.a.(1)(a)
(b) All other loans secured by real estate	RIAD4436	148,506	1.a.(1)(b)
(2) Commercial and industrial loans	RIAD4012	98,519	1.a.(2)
(3) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards	RIADB485	20,171	1.a.(3)(a)
(b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB486	80,490	1.a.(3)(b)
(4) Loans to foreign governments and official institutions	RIAD4056	0	1.a.(4)
(5) All other loans (1)	RIAD4058	3,742	1.a.(5)

(6) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5))	RIAD4010	432,500	1.a.(6)

b. Income from lease financing receivables	RIAD4065	3,157	1.b.
c. Interest income on balances due from depository institutions (2)	RIAD4115	1,256	1.c.
d. Interest and dividend income on securities:
(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	2,925	1.d.(1)
(2) Mortgage-backed securities	RIADB489	84,094	1.d.(2)
(3) All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	13,962	1.d.(3)
e. Interest income from trading assets	RIAD4069	21,264	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	0	1.f.
g. Other interest income	RIAD4518	6,245	1.g.

h. Total interest income (sum of items 1.a.(6) through 1.g)	RIAD4107	565,403	1.h.

2. Interest expense:
a. Interest on deposits:
(1) Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	140	2.a.(1)
(2) Nontransaction accounts:
(a) Savings deposits (includes MMDAs)	RIAD0093	32,524	2.a.(2)(a)
(b) Time deposits of $100,000 or more	RIADA517	14,094	2.a.(2)(b)
(c) Time deposits of less than $100,000	RIADA518	18,618	2.a.(2)(c)
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	4,506	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	36,409	2.c.

(1)	Includes interest and fee income on “Loans to depository institutions and acceptances of other banks,” “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

(2)	Includes interest income on time certificates of deposit not held for trading.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RI     5
Schedule RI — Continued

Dollar Amounts in Thousands		Bil | Mil | Thou
d. Interest on subordinated notes and debentures	RIAD4200	2,591	2.d.

e. Total interest expense (sum of items 2.a through 2.d)	RIAD4073	108,882	2.e.

3. Net interest income (item 1.h minus 2.e)	RIAD4074	456,521	3.

4. Provision for loan and lease losses	RIAD4230	88,183	4.
5. Noninterest income:
a. Income from fiduciary activities (1)	RIAD4070	21,951	5.a.
b. Service charges on deposit accounts	RIAD4080	65,900	5.b.
c. Trading revenue (2)	RIADA220	0	5.c.
d.
(1) Fees and commissions from securities brokerage	RIADC886	2,573	5.d.(1)
(2) Investment banking, advisory, and underwriting fees and commissions	RIADC888	89	5.d.(2)
(3) Fees and commissions from annuity sales	RIADC887	5,880	5.d.(3)
(4) Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.(4)
(5) Income from other insurance activities	RIADC387	1,115	5.d.(5)
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	8,831	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable
i. Net gains (losses) on sales of loans and leases	RIAD5416	10,609	5.i.
j. Net gains (losses) on sales of other real estate ow ned	RIAD5415	(3,310)	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIADB496	115	5.k.
l. Other noninterest income ( * )	RIADB497	92,578	5.l.
m. Total noninterest income (sum of items 5.a. through 5.l)	RIAD4079	206,331	5.m.
6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	855	6.b.
7. Noninterest expense:
a. Salaries and employee benefits	RIAD4135	219,463	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	59,038	7.b.
c.
(1) Goodwill impairment losses	RIADC216	0	7.c.(1)
(2) Amortization expense and impairment losses for other intangible assets	RIADC232	2,893	7.c.(2)
d. Other noninterest expense ( * )	RIAD4092	149,811	7.d.

e. Total noninterest expense (sum of items 7.a. through 7.d)	RIAD4093	431,205	7.e.

8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e.)	RIAD4301	144,319	8.
9. Applicable income taxes (on item 8)	RIAD4302	37,989	9.
10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)	RIAD4300	106,330	10.
11. Extraordinary items and other adjustments, net of income taxes ( * )	RIAD4320	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	106,330	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss report as a negative value)	RIADG103	0	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	106,330	14.

(1)	For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a. must equal the amount reported in Schedule RC-T, item 22.

(2)	For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c. must equal the sum of Memorandum items 8.a through 8.e.

(*)	Describe on Schedule RI-E — Explanations

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RI     6
Schedule RI — Continued
Memoranda

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	476	M.1.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (1)
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	RIAD8431	8,070	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	1,069	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	13,080	M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD4150	3058	M.5.
6. Memorandum item 6 is to be completed by:
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5)) (1)	RIAD4024	6	M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank’s acquisition (2)	RIAD9106		M.7.
8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.):

a. Interest rate exposures	RIAD8757	0	M.8.a.
b. Foreign exchange exposures	RIAD8758	0	M.8.b.
c. Equity security and index exposures	RIAD8759	0	M.8.c.
d. Commodity and other exposures	RIAD8760	0	M.8.d.
e. Credit exposures	RIADF186	0	M.8.e.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	0	M.9.b.
10. To be completed by banks with $300 million or more in total assets: (1) Credit losses on derivatives (see instructions)	RIADA251	0	M.10.
		Yes/No
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	NO	M.11.
Dollar Amounts in Thousands		Bil | Mil | Thou
Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C, part I, Memorandum items 8.b and 8.c
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a))	RIADF228	N/A	M.12.

(1)	The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2009, Report of Condition.

(2)	For example, a bank acquired on March 1, 2010 would report 20100301.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RI     7
Schedule RI — Continued
Memoranda (continued)

Dollar Amounts in Thousands		Bil | Mil | Thou
Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:
a. Net gains (losses) on assets	RIADF551	227	M.13.a.
(1) Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	0	M.13.a.(1)
b. Net gains (losses) on liabilities	RIADF553	0	M.13.b.
(1) Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	0	M.13.b.(1)
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities:
a. Total other-than-temporary impairment losses	RIADJ319	0	M.14.a.
b. Portion of losses recognized in other comprehensive income (before income taxes) .	RIADJ320	0	M.14.b.
c. Net impairment losses recognized in earnings (included in Schedule RI, items 6.a and 6.b) (Memorandum item 14.a minus Memorandum item 14.b)	RIADJ321	0	M.14.c.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RIA     8
Schedule RI-A — Changes in Bank Equity Capital
Indicate decreases and losses in parentheses.

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Total bank equity capital most recently reported for the December 31, 2009, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	836,524	1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors (*)	RIADB507	0	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	836,524	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	106,330	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	7,254	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. LESS: Cash dividends declared on preferred stock	RIAD4470	0	8.
9. LESS: Cash dividends declared on common stock	RIAD4460	20,000	9.
10. Other comprehensive income (1)	RIADB511	(644)	10.
11. Other transactions with parent holding company (*) (not included in items 5, 6, 8, or 9 above)	RIAD4415	381,600	11.

12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	1,311,064	12.

(*)	Describe on Schedule RI-E — Explanations

(1)	Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and pension and other postretirement plan-related changes other than net periodic benefit cost.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RIBI     9
Schedule RI-B — Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses
Part I. Charge-offs (1) and Recoveries on Loans and Leases
Part I includes charge-offs and recoveries through the allocated transfer risk reserve.

	(Column A)		(Column B)
Dollar Amounts in Thousands	Charge-offs: Calendar YTD		Recoveries: Calendar YTD
1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1-4 family residential construction loans	RIADC891	1,198	RIADC892	134	1.a.	(1)
(2) Other construction loans and all land development and other land loans	RIADC893	8,214	RIADC894	109	1.a.	(2)
b. Secured by farmland	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties:
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	8,013	RIAD5412	1,601	1.c.	(1)
(2) Closed-end loans secured by 1-4 family residential properties:
(a) Secured by first liens	RIADC234	7,479	RIADC217	314	1.c.	(2)(a)
(b) Secured by junior liens	RIADC235	0	RIADC218	22	1.c.	(2)(b)
d. Secured by multifamily (5 or more) residential properties	RIAD3588	5,915	RIAD3589	25	1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	235	RIADC896	65	1.e.	(1)
(2) Loans secured by other nonfarm nonresidential properties	RIADC897	10,688	RIADC898	502	1.e.	(2)
2. Loans to depository institutions and acceptances of other banks	RIAD4481	0	RIAD4482	0	2.
3. Not applicable
4. Commercial and industrial loans	RIAD4638	11,059	RIAD4608	1,073	4.
5. Loans to individuals for household, family, and other personal expenditures:
a. Credit cards	RIADB514	13,576	RIADB515	2,199	5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB516	34,054	RIADB517	13,172	5.b.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans (2)	RIAD4644	3,205	RIAD4628	864	7.
8. Lease financing receivables	RIAD4266	897	RIAD4267	267	8.

9. Total (sum of items 1 through 8)	RIAD4635	104,533	RIAD4605	20,347	9.

(1)	Include write-downs arising from transfers of loans to a held-for-sale account.

(2)	Includes charge-offs and recoveries on “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RIBI     10
Schedule RI-B — Continued
Part I. Continued
Memoranda

	(Column A)		(Column B)
Dollar Amounts in Thousands	Charge-offs: Calendar YTD		Recoveries: Calendar YTD
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. Memorandum items 2.a thru 2.d are to be completed by banks with $300 million or more in total assets: (2)
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.a.
b. Loans to and acceptances of foreign banks (included in Schedule RI- B, part I, item 2, above)	RIAD4654	0	RIAD4664	0	M.2.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above)	RIAD4646	0	RIAD4618	0	M.2.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, part I, item 8, above)	RIADF185	0	RIADF187	5	M.2.d.
3. Memorandum item 3 is to be completed by: (2)
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above)	RIAD4655	0	RIAD4665	0	M.3.

Dollar Amounts in Thousands		Bil | Mil | Thou
Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	N/A	M.4.

(2)	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2009, Report of Condition.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RIBII     11
Schedule RI-B — Continued
Part II. Changes in Allowance for Loan and Lease Losses

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Balance most recently reported for the December 31, 2009, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	115,083	1.
2. Recoveries (must equal part I, item 9, column B, above)	RIAD4605	20,347	2.
3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II, item 4)	RIADC079	104,533	3.
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	0	4.
5. Provision for loan and lease losses (must equal Schedule RI, item 4)	RIAD4230	88,183	5.
6. Adjustments (see instructions for this schedule) ( * )	RIADC233	9,301	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	RIAD3123	128,381	7.
Memoranda

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.
Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIADC389	N/A	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	N/A	M.3.
Memorandum item 4 is to be completed by all banks.
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, part II, item 7, above)	RIADC781	0	M.4.

(*)	Describe on Schedule RI-E — Explanations

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RIE      12
Schedule RI-E — Explanations
Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.
Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	14,949	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	6,384	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option	RIADF229	0	1.f.
g. Bank card and credit card interchange fees	RIADF555	28,205	1.g.
h. Gains on bargain purchases	RIADJ447	0	1.h.
i. TEXT4461 Bankcard merchant discount income	RIAD4461	16,102	1.i.
j. TEXT4462	RIAD4462	0	1.j.
k. TEXT4463	RIAD4463	0	1.k.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:
a. Data processing expenses	RIADC017	11,297	2.a.
b. Advertising and marketing expenses	RIAD0497	9,581	2.b.
c. Directors’ fees	RIAD4136	0	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	7,151	2.e.
f. Legal fees and expenses	RIAD4141	11,931	2.f.
g. FDIC deposit insurance assessments	RIAD4146	17,790	2.g.
h. Accounting and auditing expenses	RIADF556	0	2.h.
i. Consulting and advisory expenses	RIADF557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	11,439	2.j.
k. Telecommunications expenses	RIADF559	5,539	2.k.
l. TEXT4464 Bankcard mastercard fees	RIAD4464	8,836	2.l.
m. TEXT4467 Professional fees	RIAD4467	14,320	2.m.
n. TEXT4468 Ohio franchise tax	RIAD4468	7,397	2.n.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
a. (1) TEXT4469	RIAD4469	0	3.a.(1)
(2) Applicable income tax effect	RIAD4486	0	3.a.(2)
b. (1) TEXT4487	RIAD4487	0	3.b.(1)
(2) Applicable income tax effect	RIAD4488	0	3.b.(2)
c. (1) TEXT4489	RIAD4489	0	3.c.(1)
(2) Applicable income tax effect	RIAD4491	0	3.c.(2)

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RIE     13
Schedule RI-E — Continued

Dollar Amounts in Thousands		Bil | Mil | Thou
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all restatements):
a. Cumulative effect of the initial application of FASB ASC 810-10 (former FAS 167) related to newly consolidated variable interest entities	RIADJ536	0	4.a.
b. TEXTB527	RIADB527	0	4.b.
5. Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):
a. TEXT4498 Capital downstream from parent	RIAD4498	381,600	5.a.
b. TEXT4499	RIAD4499	0	5.b.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):
a. TEXT4521 Re-estimation of cash flows on covered loans, establishment of an allowance	RIAD4521	9,301	6.a.
b. TEXT4522	RIAD4522	0	6.b.
		Yes/No
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
a. Comments?	RIAD4769	NO	7.a.
b. Other explanations:
(TEXT 4769)

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RC      14
Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December 31, 2010
All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.
Schedule RC — Balance Sheet

Dollar Amounts in Thousands		Bil | Mil | Thou
ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):
a. Noninterest-bearing balances and currency and coin (1)	RCON0081	155,466	1.a.
b. Interest-bearing balances (2)	RCON0071	365,857	1.b.
2. Securities:
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCON1754	59,962	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCON1773	2,986,328	2.b.
3. Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold	RCONB987	0	3.a.
b. Securities purchased under agreements to resell (3)	RCONB989	0	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):
a. Loans and leases held for sale	RCON5369	41,340	4.a.
b. Loans and leases, net of unearned income	RCONB528	8,876,714	4.b.
c. LESS: Allowance for loan and lease losses	RCON3123	128,381	4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)	RCONB529	8,748,333	4.d.
5. Trading assets (from Schedule RC-D)	RCON3545	47,957	5.
6. Premises and fixed assets (including capitalized leases)	RCON2145	197,796	6.
7. Other real estate owned (from Schedule RC-M)	RCON2150	64,370	7.
8. Investments in unconsolidated subsidiaries and associated companies	RCON2130	0	8.
9. Direct and indirect investments in real estate ventures	RCON3656	0	9.
10. Intangible assets:
a. Goodwill	RCON3163	479,099	10.a.
b. Other intangible assets (from Schedule RC-M)	RCON0426	31,728	10.b.
11. Other assets (from Schedule RC-F)	RCON2160	945,665	11.

12. Total assets (sum of items 1 through 11)	RCON2170	14,123,901	12.

(1)	Includes cash items in process of collection and unposted debits.

(2)	Includes time certificates of deposit not held for trading.

(3)	Includes all securities resale agreements, regardless of maturity.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RC 15
Schedule RC — Continued

Dollar Amounts in Thousands		Bil | Mil | Thou
LIABILITIES
13. Deposits:
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)	RCON2200	11,283,846	13.a.
(1) Noninterest-bearing (1)	RCON6631	974,567	13.a.(1)
(2) Interest-bearing	RCON6636	10,309,279	13.a.(2)
b. Not applicable
14. Federal funds purchased and securities sold under agreements to repurchase:
a. Federal funds purchased (2)	RCONB993	0	14.a.
b. Securities sold under agreements to repurchase (3)	RCONB995	834,912	14.b.
15. Trading liabilities (from Schedule RC-D)	RCON3548	44,468	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCON3190	326,007	16.
17. Not applicable
18. Not applicable
19. Subordinated notes and debentures (4)	RCON3200	0	19.
20. Other liabilities (from Schedule RC-G)	RCON2930	213,545	20.

21. Total liabilities (sum of items 13 through 20)	RCON2948	12,702,778	21.

22. Not applicable			22.

EQUITY CAPITAL
Bank Equity Capital
23. Perpetual preferred stock and related surplus	RCON3838	0	23.
24. Common stock	RCON3230	57,639	24.
25. Surplus (exclude all surplus related to preferred stock)	RCON3839	635,831	25.
26.			26.
a. Retained earnings	RCON3632	643,697	26.a.
b. Accumulated other comprehensive income (5)	RCONB530	(26,103)	26.b.
c. Other equity capital components (6)	RCONA130	0	26.c.
27.			27.

a. Total bank equity capital (sum of items 23 through 26.c)	RCON3210	1,311,064	27.a.

b. Noncontrolling (minority) interests in consolidated subsidiaries	RCON3000	110,059	27.b.

28. Total equity capital (sum of items 27.a and 27.b)	RCONG105	1,421,123	28.

29. Total liabilities and equity capital (sum of items 21 and 28)	RCON3300	14,123,901	29.

(1)	Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”

(3)	Includes all securities repurchase agreements, regardless of maturity.

(4)	Includes limited-life preferred stock and related surplus.

(5)	Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(6)	Includes treasury stock and unearned Employee Stock Ownership Plan shares.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RC 16
Schedule RC — Continued
Memoranda
To be reported with the March Report of Condition.

Number
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2009
RCON6724	N/A	M.1.

1	=	Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2	=	Independent audit of the bank’s parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3	=	Attestation on bank management’s assertion on the effectiveness of the bank’s internal control over financial reporting by a certified public accounting firm

4	=	Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5	=	Directors’ examination of the bank performed by other external auditors (may be required by state chartering authority)

6	=	Review of the bank’s financial statements by external auditors

7	=	Compilation of the bank’s financial statements by external auditors

8	=	Other audit procedures (excluding tax preparation work)

9	=	No external audit work

MM/DD
To be reported with the March Report of Condition.
2. Bank’s fiscal year-end date	RCON8678	N/A	M.2.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCA 17
Schedule RC-A — Cash and Balances Due From Depository Institutions
Schedule RC-A is to be completed only by banks with $300 million or more in total assets.
Exclude assets held for trading.

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Cash items in process of collection, unposted debits, and currency and coin:
a. Cash items in process of collection and unposted debits	RCON0020	18,821	1.a.
b. Currency and coin	RCON0080	72,191	1.b.
2. Balances due from depository institutions in the U.S:
a. U.S. branches and agencies of foreign banks	RCON0083	0	2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S.	RCON0085	64,613	2.b.
3. Balances due from banks in foreign countries and foreign central banks:
a. Foreign branches of other U.S. banks	RCON0073	0	3.a.
b. Other banks in foreign countries and foreign central banks	RCON0074	0	3.b.
4. Balances due from Federal Reserve Banks	RCON0090	365,698	4.

5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)	RCON0010	521,323	5.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCB 18
Schedule RC-B — Securities
Exclude assets held for trading.

			(Column C)
	(Column A)	(Column B)	Available-for-	(Column D)
	Held-to-maturity	Held-to-maturity	sale Amortized	Available-for-
Dollar Amounts in Thousands	Amortized Cost	Fair Value	Cost	sale Fair Value
1. U.S. Treasury securities	RCON0211	RCON0213	RCON1286	RCON1287
	0	0	0	0	1.
2. U.S. Government agency obligations (exclude mortgage- backed securities):
a. Issued by U.S. Government agencies (1)	RCON1289	RCON1290	RCON1291	RCON1293
	0	0	0	0	2.a.
b. Issued by U.S. Government-sponsored agencies (2)	RCON1294	RCON1295	RCON1297	RCON1298
	0	0	399,122	399,631	2.b.
3. Securities issued by states and political subdivisions in the U.S.	RCON8496	RCON8497	RCON8498	RCON8499
	59,962	59,962	295,776	297,193	3.
4. Mortgage-backed securities (MBS):
a. Residential mortgage pass-through securities:
(1) Guaranteed by GNMA	RCONG300	RCONG301	RCONG302	RCONG303
	0	0	66,506	67,107	4.a.(1)
(2) Issued by FNMA and FHLMC	RCONG304	RCONG305	RCONG306	RCONG307
	0	0	1,276,516	1,327,598	4.a.(2)
(3) Other pass-through securities	RCONG308	RCONG309	RCONG310	RCONG311
	0	0	0	0	4.a.(3)
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
(1) Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG312	RCONG313	RCONG314	RCONG315
	0	0	795,768	810,951	4.b.(1)
(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG316	RCONG317	RCONG318	RCONG319
	0	0	19,006	19,741	4.b.(2)
(3) All other residential MBS	RCONG320	RCONG321	RCONG322	RCONG323
	0	0	15,018	15,018	4.b.(3)
c. Commercial MBS:
(1) Commercial mortgage pass-through securities	RCONG324	RCONG325	RCONG326	RCONG327
	0	0	0	0	4.c.(1)
(2) Other commercial MBS	RCONG328	RCONG329	RCONG330	RCONG331
	0	0	0	0	4.c.(2)
5. Asset-backed securities and structured financial products:
a. Asset-backed securities (ABS) (from RC-B Memoranda)	RCONC026	RCONC988	RCONC989	RCONC027
	0	0	0	0	5.a.
b. Structured financial products:
(1) Cash	RCONG336	RCONG337	RCONG338	RCONG339
	0	0	0	0	5.b.(1)
(2) Synthetic	RCONG340	RCONG341	RCONG342	RCONG343
	0	0	0	0	5.b.(2)
(3) Hybrid	RCONG344	RCONG345	RCONG346	RCONG347
	0	0	0	0	5.b.(3)

(1)	Includes Small Business Administration “Guaranteed Loan Pool Certificates,” U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(2)	Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCB 19
Schedule RC-B — Continued

			(Column C)
	(Column A)	(Column B)	Available-for-	(Column D)
	Held-to-maturity	Held-to-maturity	sale Amortized	Available-for-
Dollar Amounts in Thousands	Amortized Cost	Fair Value	Cost	sale Fair Value
6. Other debt securities:
a. Other domestic debt securities	RCON1737	RCON1738	RCON1739	RCON1741
	0	0	62,064	45,958	6.a.
b. Foreign debt securities	RCON1742	RCON1743	RCON1744	RCON1746
	0	0	0	0	6.b.
7. Investments in mutual funds and other equity securities with readily determinable fair values (3)			RCONA510	RCONA511
			3,131	3,131	7.

8. total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b.)	RCON1754	RCON1771	RCON1772	RCON1773
	59,962	59,962	2,932,907	2,986,328	8.

(3)	Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock in Schedule RC-F, item 4.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCB 20
Schedule RC-B — Continued
Memoranda

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Pledged securities (1)	RCON0416	2,232,650	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status): (1) (2)
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3) (4)

(1) Three months or less	RCONA549	70,189	M.2.a.(1)
(2) Over three months through 12 months	RCONA550	113,678	M.2.a.(2)
(3) Over one year through three years	RCONA551	299,265	M.2.a.(3)
(4) Over three years through five years	RCONA552	16,326	M.2.a.(4)
(5) Over five years through 15 years	RCONA553	301,087	M.2.a.(5)
(6) Over 15 years	RCONA554	2,200	M.2.a.(6)
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3) (5)
(1) Three months or less	RCONA555	16,928	M.2.b.(1)
(2) Over three months through 12 months	RCONA556	73,439	M.2.b.(2)
(3) Over one year through three years	RCONA557	78,587	M.2.b.(3)
(4) Over three years through five years	RCONA558	208,887	M.2.b.(4)
(5) Over five years through 15 years	RCONA559	935,648	M.2.b.(5)
(6) Over 15 years	RCONA560	81,215	M.2.b.(6)
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: (6)
(1) Three years or less	RCONA561	655,037	M.2.c.(1)
(2) Over three years	RCONA562	190,673	M.2.c.(2)
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCONA248	193,211	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCON1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
a. Amortized cost	RCON8782	0	M.4.a.
b. Fair value	RCON8783	0	M.4.b.

(1)	Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2)	Exclude investments in mutual funds and other equity securities with readily determinable fair values.

(3)	Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.

(4)	Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 4.c.(1), 5, and 6, columns A and D, plus residential mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(5)	Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of residential mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(6)	Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 4.b. and 4.c.(2), columns A and D.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCB 21
Schedule RC-B — Continued
Memoranda (continued)

			(Column C)
	(Column A)	(Column B)	Available-for-	(Column D)
	Held-to-maturity	Held-to-maturity	sale Amortized	Available-for-
Dollar Amounts in Thousands	Amortized Cost	Fair Value	Cost	sale Fair Value
Memorandum items 5.a through 5.f are to be completed by banks with $1 billion or more in total assets.(1)
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):
a. Credit card receivables	RCONB838	RCONB839	RCONB840	RCONB841
	0	0	0	0	M.5.a.
b. Home equity lines	RCONB842	RCONB843	RCONB844	RCONB845
	0	0	0	0	M.5.b.
c. Automobile loans	RCONB846	RCONB847	RCONB848	RCONB849
	0	0	0	0	M.5.c.
d. Other consumer loans	RCONB850	RCONB851	RCONB852	RCONB853
	0	0	0	0	M.5.d.
e. Commercial and industrial loans	RCONB854	RCONB855	RCONB856	RCONB857
	0	0	0	0	M.5.e.
f. Other	RCONB858	RCONB859	RCONB860	RCONB861
	0	0	0	0	M.5.f.
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B, sum of items 5.b.(1) through (3)):
a. Trust preferred securities issued by financial institutions	RCONG348	RCONG349	RCONG350	RCONG351
	0	0	0	0	M.6.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG352	RCONG353	RCONG354	RCONG355
	0	0	0	0	M.6.b.
c. Corporate and similar loans	RCONG356	RCONG357	RCONG358	RCONG359
	0	0	0	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG360	RCONG361	RCONG362	RCONG363
	0	0	0	0	M.6.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG364	RCONG365	RCONG366	RCONG367
	0	0	0	0	M.6.e.
f. Diversified (mixed) pools of structured financial products	RCONG368	RCONG369	RCONG370	RCONG371
	0	0	0	0	M.6.f.
g. Other collateral or reference assets	RCONG372	RCONG373	RCONG374	RCONG375
	0	0	0	0	M.6.g.

(1)	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCCI 22
Schedule RC-C — Loans and Lease Financing Receivables
Part I. Loans and Leases
Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

	(Column A)
	To Be Completed by Banks
	with $300 Million or More in		(Column B)
Dollar Amounts in Thousands	Total Assets (1)		To Be Completed by All Banks
1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1-4 family residential construction loans			RCONF158	55,672	1.a.(1)
(2) Other construction loans, all land development, other land loans			RCONF159	535,732	1.a.(2)
b. Secured by farmland (incl. farm residential & other improvements)			RCON1420	13,592	1.b.
c. Secured by 1-4 family residential properties:
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	959,742	1.c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:
(a) Secured by first liens			RCON5367	736,913	1.c.(2)(a)
(b) Secured by junior liens			RCON5368	258,647	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties			RCON1460	246,878	1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties			RCONF160	1,263,112	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties			RCONF161	1,401,263	1.e.(2)
2. Loans to depository institutions and acceptances of other banks			RCON1288	0	2.
a. To commercial banks in the U.S.:
(1) To U.S. branches and agencies of foreign banks	RCONB532	0			2.a.(1)
(2) To other commercial banks in the U.S.	RCONB533	0			2.a.(2)
b. To other depository institutions in the U.S.	RCONB534	0			2.b.
c. To banks in foreign countries:
(1) To foreign branches of other U.S. banks	RCONB536	0			2.c.(1)
(2) To other banks in foreign countries	RCONB537	0			2.c.(2)
3. Loans to finance agricultural production and other loans to farmers			RCON1590	2,899	3.
4. Commercial and industrial loans			RCON1766	2,018,900	4.
a. To U.S. addressees (domicile)	RCON1763	2,018,900			4.a.
b. To non-U.S. addressees (domicile)	RCON1764	0			4.b.
5. Not applicable
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
a. Credit cards			RCONB538	149,739	6.a.
b. Other revolving credit plans			RCONB539	0	6.b.
c. Other consumer loans (includes single payment, installment, and all student loans)			RCON2011	1,090,888	6.c.
7. Loans to foreign governments and official institutions (including foreign central banks)			RCON2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.			RCON2107	85,835	8.
9. Loans to nondepository financial institutions and other loans:
a. Loans to nondepository financial institutions			RCONJ454	0	9.a.
b. Other loans			RCONJ464	35,238	9.b.
(1) Loans for purchasing or carrying securities (secured and unsecured)	RCON1545	699			9.b.(1)
(2) All other loans (exclude consumer loans)	RCONJ451	34,539			9.b.(2)

(1)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCCI 23
Schedule RC-C — Continued
Part I. Continued

	(Column A)
	To Be Completed by Banks
	with $300 Million or More in		(Column B)
Dollar Amounts in Thousands	Total Assets (1)		To Be Completed by All Banks
10. Lease financing receivables (net of unearned income)			RCON2165	63,004	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCONF162	0			10.a.
b. All other leases	RCONF163	63,004			10.b.
11. LESS:Any unearned income on loans reflected in items 1-9 above			RCON2123	0	11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)			RCON2122	8,918,054	12.
Memoranda

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):
a. Loans secured by 1-4 family residential properties	RCONF576	22,884	M.1.a.
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	RCON1616	75,428	M.1.b.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), col. B) with a remaining maturity or next repricing date of: (2) (3)

(1) Three months or less	RCONA564	85,932	M.2.a.(1)
(2) Over three months through 12 months	RCONA565	117,370	M.2.a.(2)
(3) Over one year through three years	RCONA566	128,497	M.2.a.(3)
(4) Over three years through five years	RCONA567	73,016	M.2.a.(4)
(5) Over five years through 15 years	RCONA568	135,884	M.2.a.(5)
(6) Over 15 years	RCONA569	187,810	M.2.a.(6)
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, col. B) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), col. B) with a remaining maturity or next repricing date of: (2) (4)

(1) Three months or less	RCONA570	3,700,967	M.2.b.(1)
(2) Over three months through 12 months	RCONA571	507,180	M.2.b.(2)
(3) Over one year through three years	RCONA572	1,439,791	M.2.b.(3)
(4) Over three years through five years	RCONA573	1,156,189	M.2.b.(4)
(5) Over five years through 15 years	RCONA574	789,677	M.2.b.(5)
(6) Over 15 years	RCONA575	491,054	M.2.b.(6)
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCONA247	1,570,671	M.2.c.

(1)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

(2)	Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.

(3)	Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(4)	Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCCI     24
Schedule RC-C — Continued
Part I. Continued
Memoranda (continued)

Dollar Amounts in Thousands		Bil | Mil | Thou
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column B(5)	RCON2746	1,182	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	278,590	M.4.
5. To be completed by banks with $300 million or more in total assets:
Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)(6)	RCONB837	0	M.5.
Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for UBPR purposes.

6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a	RCONC391	N/A	M.6.
Memorandum item 7 is to be completed by all banks.
7. Purchased impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):
a. Outstanding balance	RCONC779	2,053,217	M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCONC780	1,512,817	M.7.b.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties:
a. Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and (b))	RCONF230	0	M.8.a.
Memorandum items 8.b and 8.c are to be completed by banks that had closed-end loans with negative amortization features secured by 1-4 family residential properties (as reported in Schedule RC-C, part I, Memorandum item 8.a) as of December 31, 2009, that exceeded the lesser of $100 million or 5 percent of total loans and leases, net of unearned income (as reported in Schedule RC-C, part I, item 12, column B).

b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	N/A	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	RCONF232	N/A	M.8.c.
9. Loans secured by 1-4 family residential properties in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	13,402	M.9.
Memorandum items 10 and 11 are to be completed by banks that have elected to measure loans included in Schedule RC-C, part I, items 1 through 9, at fair value under a fair value option.
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	RCONF578	0	M.10.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	RCONF579	0	M.10.a.(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF580	0	M.10.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	RCONF581	41,340	M.10.a.(3)(b)(1)
(2) Secured by junior liens	RCONF582	0	M.10.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONF583	0	M.10.a.(4)
(5) Secured by nonfarm nonresidential properties	RCONF584	0	M.10.a.(5)
b. Commercial and industrial loans	RCONF585	0	M.10.b.

(5)	Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e, column B.

(6)	The $300 million asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCCI     25
Schedule RC-C — Continued
Part I. Continued
Memoranda (continued)

Dollar Amounts in Thousands		Bil | Mil | Thou
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit Cards	RCONF586	0	M.10.c.(1)
(2) Other revolving credit plans	RCONF587	0	M.10.c.(2)
(3) Other consumer loans (includes single payment, installment, and all student loans)	RCONF588	0	M.10.c.(3)
d. Other loans	RCONF589	0	M.10.d.
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	RCONF590	0	M.11.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	RCONF591	0	M.11.a.(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF592	0	M.11.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	RCONF593	41,024	M.11.a.(3)(b)(1)
(2) Secured by junior liens	RCONF594	0	M.11.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONF595	0	M.11.a.(4)
(5) Secured by nonfarm nonresidential properties	RCONF596	0	M.11.a.(5)
b. Commercial and industrial loans	RCONF597	0	M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	RCONF598	0	M.11.c.(1)
(2) Other revolving credit plans	RCONF599	0	M.11.c.(2)
(3) Other consumer loans (includes single payment, installment, and all student loans)	RCONF600	0	M.11.c.(3)
d. Other loans	RCONF601	0	M.11.d.

					(Column C)
					Best estimate at acquisition
	(Column A)		(Column B)		date of contractual cash
	Fair value of acquired loans		Gross contractual amounts		flows not expected to be
Dollar Amounts in Thousands	and leases at acquisition date		receivable at acquisition date		collected
12. Loans (not subject to the requirements of FASC ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:

a. Loans secured by real estate	RCONG091	335,957	RCONG092	415,347	RCONG093	35,494	M.12.a.
b. Commercial and industrial loans	RCONG094	97,803	RCONG095	120,765	RCONG096	15,939	M.12.b.
c. Loans to individuals for household, family, and other personal expenditures	RCONG097	2,683	RCONG098	2,720	RCONG099	0	M.12.c.
d. All other loans and all leases	RCONG100	817	RCONG101	1,217	RCONG102	284	M.12.d.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCCI     26
Schedule RC-C — Continued
Part I. Continued
Memoranda (continued)

Dollar Amounts in Thousands		Bil | Mil | Thou
Memorandum item 13 is to be completed by banks that had construction, land development, and other land loans (as reported in Schedule RC-C, part I, item 1.a, column B) that exceeded 100 percent of total risk-based capital (as reported in Schedule RC-R, item 21) as of December 31, 2009.

13. Construction, land development, and other land loans with interest reserves:
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	RCONG376	N/A	M.13.a.
b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(b))
	RIADG377	N/A	M.13.b.
Memorandum item 14 is to be completed by all banks.
14. Pledged loans and leases	RCONG378	4,557,653	M.14.
Memorandum item 15 is to be completed for the December report only.
15. Reverse mortgages:
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ466		0 M.15.a.(1)
(2) Proprietary reverse mortgages	RCONJ467		0 M.15.a.(2)
b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:

(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ468		0 M.15.b.(1)
(2) Proprietary reverse mortgages	RCONJ469		0 M.15.b.(2)
c. Principal amount of reverse mortgage originations that have been sold during the year:
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ470		0 M.15.c.(1)
(2) Proprietary reverse mortgages	RCONJ471		0 M.15.c.(2)

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCCII     27
Schedule RC-C — Continued
Part II. Loans to Small Businesses and Small Farms
Report the number and amount currently outstanding as of the report date of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan: (1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan origination or the amount currently outstanding as of the report date, whichever is larger.
Loans to Small Businesses

Yes/No
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, answer this question “NO.”)	RCON6999	NO	1.
If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

Number
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (Note: Sum of items 1.e.(1) and 1.e.(2) divided by the number of loans should NOT exceed $100,000.)
	RCON5562	N/A	2.a.
b. “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4. (1)(Note: Item 4 (1), divided by the number of loans should NOT exceed $100,000.)	RCON5563	N/A	2.b.

	(Column A)		(Column B)
Dollar Amounts in Thousands	Number of Loans		Amount Currently Outstanding
3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, sum of items 1.e.(1) and 1.e.(2)):

a. With original amounts of $100,000 or less	RCON5564	610	RCON5565	25,245	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	1063	RCON5567	132,774	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	1687	RCON5569	688,875	3.c.
4. Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4 (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4):

a. With original amounts of $100,000 or less	RCON5570	2306	RCON5571	59,964	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	889	RCON5573	87,966	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	905	RCON5575	278,416	4.c.

(1)	Banks with $300 million or more in total assets should provide the requested information for “Commercial and industrial loans” based on the loans reported in Schedule RC-C, part I, item 4.a, column A, “Commercial and industrial loans to U.S. addressees.”

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCCII     28
Schedule RC-C — Continued
Part II. Continued
Agricultural Loans to Small Farms

Yes/No
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, answer this question “NO.”)	RCON6860	NO	5.
If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

Number
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, (Note: Item 1.b divided by the number of loans should NOT exceed $100,000.)
	RCON5576	N/A	6.a.
b. “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)	RCON5577	N/A	6.b.

	(Column A)		(Column B)
Dollar Amounts in Thousands	Number of Loans		Amount Currently Outstanding
7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b):

a. With original amounts of $100,000 or less	RCON5578	4	RCON5579	155	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	13	RCON5581	1,465	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	10	RCON5583	2,578	7.c.
8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3):

a. With original amounts of $100,000 or less	RCON5584	7	RCON5585	119	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	1	RCON5587	149	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	7	RCON5589	1,313	8.c.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCD 29
Schedule RC-D — Trading Assets and Liabilities
Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more in any of the four preceding calendar quarters.

Dollar Amounts in Thousands		Bil | Mil | Thou
ASSETS
1. U.S. Treasury securities	RCON3531	0	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON3532	0	2.
3. Securities issued by states and political subdivisions in the U.S.	RCON3533	0	3.
4. Mortgage-backed securities (MBS):
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG379	0	4.a.
b. Other residential MBS issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	RCONG380	0	4.b.
c. All other residential MBS	RCONG381	0	4.c.
d. Commercial MBS	RCONG382	0	4.d.
5. Other debt securities
a. Structured financial products;
(1) Cash	RCONG383	0	5.a.(1)
(2) Synthetic	RCONG384	0	5.a.(2)
(3) Hybrid	RCONG385	0	5.a.(3)
b. All other debt securities	RCONG386	0	5.b.
6. Loans:
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	RCONF604	0	6.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	RCONF605	0	6.a.(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF606	0	6.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	RCONF607	0	6.a.(3)(b)(1)
(2) Secured by junior liens	RCONF611	0	6.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONF612	0	6.a.(4)
(5) Secured by nonfarm nonresidential properties	RCONF613	0	6.a.(5)
b. Commercial and industrial loans	RCONF614	0	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	RCONF615	0	6.c.(1)
(2) Other revolving credit plans	RCONF616	0	6.c.(2)
(3) Other consumer loans (includes single payment, installment, and all student loans)	RCONF617	0	6.c.(3)
d. Other loans	RCONF618	0	6.d.
7. Not applicable
8. Not applicable
9. Other trading assets	RCON3541	0	9.
10. Not applicable
11. Derivatives with a positive fair value (from Schedule RC-Q, item 5.a., column A)	RCON3543	47,957	11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	RCON3545	47,957	12.
LIABILITIES
13.
a. Liability for short positions	RCON3546	0	13.a.
b. Other trading liabilities	RCONF624	0	13.b.
14. Derivatives with a negative fair value (from Schedule RC-Q, item 10.a., column A)	RCON3547	44,468	14.
15. Total trading liabilities (sum of items 13.a. through 14) (must equal Schedule RC, item 15)	RCON3548	44,468	15.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCD     30
Schedule RC-D — Continued
Memoranda

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, item 6.a.(1) through 6.d):
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	RCONF625	0	M.1.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	RCONF626	0	M.1.a.(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF627	0	M.1.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	RCONF628	0	M.1.a.(3)(b)(1)
(2) Secured by junior liens	RCONF629	0	M.1.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	RCONF630	0	M.1.a.(4)
(5) Secured by nonfarm nonresidential properties	RCONF631	0	M.1.a.(5)
b. Commercial and industrial loans	RCONF632	0	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	RCONF633	0	M.1.c.(1)
(2) Other revolving credit plans	RCONF634	0	M.1.c.(2)
(3) Other consumer loans (includes single payment, installment, and all student loans)	RCONF635	0	M.1.c.(3)
d. Other loans	RCONF636	0	M.1.d.
2. Loans measured at fair value that are past due 90 days or more:
a. Fair value	RCONF639	0	M.2.a.
b. Unpaid principal balance	RCONF640	0	M.2.b.
3. Structured financial products by underlying collateral or reference assets (sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):
a. Trust preferred securities issued by financial institutions	RCONG299	0	M.3.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG332	0	M.3.b.
c. Corporate and similar loans	RCONG333	0	M.3.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG334	0	M.3.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG335	0	M.3.e.
f. Diversified (mixed) pools of structured financial products	RCONG651	0	M.3.f.
g. Other collateral or reference assets	RCONG652	0	M.3.g.
4. Pledged trading assets:
a. Pledged securities	RCONG387	0	M.4.a.
b. Pledged loans	RCONG388	0	M.4.b.
Memorandum items 5 through 10 are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $1 billion or more in any of the four preceding calendar quarters.
5. Asset-backed securities:
a. Credit card receivables	RCONF643	N/A	M.5.a.
b. Home equity lines	RCONF644	N/A	M.5.b.
c. Automobile loans	RCONF645	N/A	M.5.c.
d. Other consumer loans	RCONF646	N/A	M.5.d.
e. Commercial and industrial loans	RCONF647	N/A	M.5.e.
f. Other	RCONF648	N/A	M.5.f.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	RCONF651	N/A	M.6.
7. Equity securities (included in Schedule RC-D, item 9, above):
a. Readily determinable fair values	RCONF652	N/A	M.7.a.
b. Other	RCONF653	N/A	M.7.b.
8. Loans pending securitization	RCONF654	N/A	M.8.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCD     31
Schedule RC-D — Continued
Memoranda (continued)

Dollar Amounts in Thousands		Bil | Mil | Thou
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):
a. TEXTF655	RCONF655	N/A	M.9.a.
b. TEXTF656	RCONF656	N/A	M.9.b.
c. TEXTF657	RCONF657	N/A	M.9.c.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):
a. TEXTF658	RCONF658	N/A	M.10.a.
b. TEXTF659	RCONF659	N/A	M.10.b.
c. TEXTF660	RCONF660	N/A	M.10.c.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCE     32
Schedule RC-E — Deposit Liabilities

	(Column A)
	Total transaction accounts		(Column B)		(Column C)
	(including total demand		Memo: Total demand deposits		Total nontransaction accounts
Dollar Amounts in Thousands	deposits)		(included in col A)		(including MMDAs)
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549	806,518			RCONB550	9,908,704	1.
2. U.S. Government	RCON2202	70			RCON2520	0	2.
3. States and political subdivisions in the U.S.	RCON2203	275,295			RCON2530	291,721	3.
4. Commercial banks and other depository institutions in the U.S.	RCONB551	1,155			RCONB552	383	4.
5. Banks in foreign countries	RCON2213	0			RCON2236	0	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216	0			RCON2377	0	6.

7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	1,083,038	RCON2210	974,567	RCON2385	10,200,808	7.

Memoranda

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	551,870	M.1.a.
b. Total brokered deposits	RCON2365	326,403	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above): (1)
(1) Brokered deposits of less than $100,000	RCON2343	320,929	M.1.c.(1)
(2) Brokered deposits of $100,000 through $250,000 and certain brokered retirement deposit accounts	RCONJ472	5,474	M.1.c.(2)
d. Maturity data for brokered deposits:
(1) Brokered deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	260,117	M.1.d.(1)
(2) Brokered deposits of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONA244	5,474	M.1.d.(2)
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law ) (to be completed for the December report only)	RCON5590	1,082	M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):
a. Savings deposits:
(1) Money market deposit accounts (MMDAs)	RCON6810	1,137,678	M.2.a.(1)
(2) Other savings deposits (excludes MMDAs)	RCON0352	6,289,715	M.2.a.(2)
b. Total time deposits of less than $100,000	RCON6648	1,836,504	M.2.b.
c. Total time deposits of $100,000 through $250,000	RCONJ473	633,449	M.2.c.
d. Total time deposits of more than $250,000	RCONJ474	303,462	M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above.	RCONF233	110,805	M.2.e.

(1)	The dollar amounts used as the basis for reporting in Memorandum items 1.c.(1) and (2) reflect the deposit insurance limits in effect on the report date.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCE     33
Schedule RC-E — Continued
Memoranda (continued)

Dollar Amounts in Thousands		Bil | Mil | Thou
3. Maturity and repricing data for time deposits of less than $100,000:
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of: (1) (2)
(1) Three months or less	RCONA579	437,163	M.3.a.(1)
(2) Over three months through 12 months	RCONA580	872,034	M.3.a.(2)
(3) Over one year through three years	RCONA581	435,064	M.3.a.(3)
(4) Over three years	RCONA582	92,243	M.3.a.(4)
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above) (3)	RCONA241	1,306,139	M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of: (1) (4)
(1) Three months or less	RCONA584	287,369	M.4.a.(1)
(2) Over three months through 12 months	RCONA585	437,223	M.4.a.(2)
(3) Over one year through three years	RCONA586	174,535	M.4.a.(3)
(4) Over three years	RCONA587	37,784	M.4.a.(4)
b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3)	RCONA242	724,449	M.4.b.

(1)	Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.

(2)	Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.

(3)	Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

(4)	Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, sum of Memorandum items 2.c and 2.d.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCF      34
Schedule RC-F — Other Assets

Dollar Amounts in Thousands				Bil | Mil | Thou
1. Accrued interest receivable(1)			RCONB556	52,253	1.
2. Net deferred tax assets(2)			RCON2148	0	2.
3. Interest-only strips receivable (not in the form of a security) on:(3)
a. Mortgage loans			RCONA519	0	3.a.
b. Other financial assets			RCONA520	0	3.b.
4. Equity securities that DO NOT have readily determinable fair values(4)			RCON1752	160,123	4.
5. Life insurance assets			RCONC009	331,359	5.
6. All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)			RCON2168	401,930	6.
a. Prepaid expenses (excluding prepaid assessments)	RCON2166	0			6.a.
b. Repossessed personal property (including vehicles)	RCON1578	0			6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCONC010	0			6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	RCONC436	0			6.d.
e. FDIC loss-sharing indemnification assets	RCONJ448	297,760			6.e.
f. Prepaid deposit insurance assessments	RCONJ449	0			6.f.
g. TEXT3549	RCON3549	0			6.g.
h. TEXT3550	RCON3550	0			6.h.
i. TEXT3551	RCON3551	0			6.i.

7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)			RCON2160	945,665	7.

(1)	Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.

(2)	See discussion of deferred income taxes in Glossary entry on “income taxes.”

(3)	Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

(4)	Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCG      35
Schedule RC-G — Other Liabilities

Dollar Amounts in Thousands				Bil | Mil | Thou
1.
a. Interest accrued and unpaid on deposits(1)			RCON3645	5,738	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)			RCON3646	124,833	1.b.
2. Net deferred tax liabilities(2)			RCON3049	5,690	2.
3. Allowance for credit losses on off-balance sheet credit exposures			RCONB557	8,849	3.
4. All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25% of this item)			RCON2938	68,435	4.
a. Accounts payable	RCON3066	0			4.a.
b. Deferred compensation liabilities	RCONC011	0			4.b.
c. Dividends declared but not yet payable	RCON2932	0			4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCONC012	0			4.d.
e. TEXT3552 Commercial swap derivative	RCON3552	28,550			4.e.
f. TEXT3553	RCON3553	0			4.f.
g. TEXT3554	RCON3554	0			4.g.

5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)			RCON2930	213,545	5.

(1)	For savings banks, include “dividends” accrued and unpaid on deposits.

(2)	See discussion of deferred income taxes in Glossary entry on “income taxes.”

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCK       36
Schedule RC-K — Quarterly Averages(1)

Dollar Amounts in Thousands	Bil | Mil | Thou
ASSETS
1. Interest-bearing balances due from depository institutions	RCON3381	604,366	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)(2)	RCONB558	387,111	2.
3. Mortgage-backed securities(2)	RCONB559	2,192,788	3.
4. All other securities (includes securities issued by states and political subdivisions in the U.S.) (2) (3)	RCONB560	417,556	4.
5. Federal funds sold and securities purchased under agreements to resell	RCON3365	0	5.
6. Loans:
a. Total loans	RCON3360	8,846,009	6.a.
b. Loans secured by real estate:
(1) Loans secured by 1-4 family residential properties	RCON3465	1,916,002	6.b.(1)
(2) All other loans secured by real estate	RCON3466	3,363,695	6.b.(2)
c. Commercial and industrial loans	RCON3387	1,953,199	6.c.
d. Loans to individuals for household, family, and other personal expenditures:
(1) Credit cards	RCONB561	146,744	6.d.(1)
(2) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB562	1,221,634	6.d.(2)
7. To be completed by banks with $100 million or more in total assets:
Trading assets(4)	RCON3401	64,185	7.
8. Lease financing receivables (net of unearned income)	RCON3484	62,115	8.
9. Total assets(5)	RCON3368	14,535,719	9.
LIABILITIES
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	RCON3485	47,215	10.
11. Nontransaction accounts:
a. Savings deposits (includes MMDAs)	RCONB563	7,637,910	11.a.
b. Time deposits of $100,000 or more	RCONA514	994,548	11.b.
c. Time deposits of less than $100,000	RCONA529	2,008,383	11.c.
12. Federal funds purchased and securities sold under agreements to repurchase	RCON3353	944,950	12.
13. To be completed by banks with $100 million or more in total assets:
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)(4)	RCON3355	368,397	13.
Memorandum

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Memorandum item 1 is to be completed by: (4)
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
Loans to finance agricultural production and other loans to farmers	RCON3386	2,505	M.1.

(1)	For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each w eek of the quarter).

(2)	Quarterly averages for all debt securities should be based on amortized cost.

(3)	Quarterly averages for all equity securities should be based on historical cost.

(4)	The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2009, Report of Condition.

(5)	The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCL     37
Schedule RC-L — Derivatives and Off-Balance Sheet Items
Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Unused commitments:
a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines	RCON3814	1,107,756	1.a.
Items 1.a.(1) and 1.a.(2) are to be completed for the December report only.
(1) Unused commitments for Home Equity Conversion Mortgage (HECM) reverse mortgages outstanding that are held for investment (included in item 1.a above)	RCONJ477	0	1.a.(1)
(2) Unused commitments for proprietary reverse mortgages outstanding that are held for investment (included in item 1.a above)	RCONJ478	0	1.a.(2)
b. Credit card lines	RCON3815	637,008	1.b.
Items 1.b.(1) and 1.b.(2) are to be completed by banks with either $300 million or more in total assets or $300 million or more in credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b) (1)

(1) Unusued consumer credit card lines	RCONJ455	543,781	1.b.(1)
(2) Other unused credit card lines	RCONJ456	93,227	1.b.(2)
c. Commitments to fund commercial real estate, construction, and land development loans:
(1) Secured by real estate:
(a) 1-4 family residential construction loan commitments	RCONF164	22,738	1.c.(1)(a)
(b) Commercial real estate, other construction loan, and land development loan commitments	RCONF165	137,368	1.c.(1)(b)
(2) NOT secured by real estate	RCON6550	0	1.c.(2)
d. Securities underwriting	RCON3817	0	1.d.
e. Other unused commitments:
(1) Commercial and industrial loans	RCONJ457	1,658,181	1.e.(1)
(2) Loans to financial institutions	RCONJ458	0	1.e.(2)
(3) All other unused commitments	RCONJ459	0	1.e.(3)
2. Financial standby letters of credit	RCON3819	128,813	2.
Item 2.a is to be completed by banks with $1 billion or more in total assets.(1)
a. Amount of financial standby letters of credit conveyed to others	RCON3820	0	2.a.
3. Performance standby letters of credit	RCON3821	10,653	3.
Item 3.a is to be completed by banks with $1 billion or more in total assets.(1)
a. Amount of performance standby letters of credit conveyed to others	RCON3822	0	3.a.
4. Commercial and similar letters of credit	RCON3411	3,781	4.
5. Not applicable
6. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)	RCON3433	0	6.

	(Column A)		(Column B)
Dollar Amounts in Thousands	Sold Protection		Purchased Protection
7. Credit derivatives:
a. Notional amounts:
(1) Credit default swaps	RCONC968	0	RCONC969	0	7.a.(1)
(2) Total return swaps	RCONC970	0	RCONC971	0	7.a.(2)
(3) Credit options	RCONC972	0	RCONC973	0	7.a.(3)
(4) Other credit derivatives	RCONC974	3,729	RCONC975	0	7.a.(4)
b. Gross fair values:
(1) Gross positive fair value	RCONC219	0	RCONC221	0	7.b.(1)
(2) Gross negative fair value	RCONC220	86	RCONC222	0	7.b.(2)

(1)	The asset size tests and the $300 million credit card lines test are generally based on the total assets and credit card lines reported in the June 30, 2009, Report of Condition.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCL     38
Schedule RC-L — Continued

Dollar Amounts in Thousands		Bil | Mil | Thou
7.c. Notional amounts by regulatory capital treatment: (1)
(1) Positions covered under the Market Risk Rule:
(a) Sold protection	RCONG401	0	7.c.(1)(a)
(b) Purchased protection	RCONG402	0	7.c.(1)(b)
(2) All other positions:
(a) Sold protection	RCONG403	3,729	7.c.(2)(a)
(b) Purchased protection that is recognized as a guarantee for regulatory capital
purposes	RCONG404	0	7.c.(2)(b)
(c) Purchased protection that is not recognized as a guarantee for regualtory capital purposes	RCONG405	0	7.c.(2)(c)

	(Column A)		(Column B)		(Column C)
	Remaining Maturity of: One		Remaining Maturity of: Over		Remaining Maturity of: Over
Dollar Amounts in Thousands	Year or Less		One Year Through Five Years		Five Years
7.d. Notional amounts by remaining maturity:
(1) Sold credit protection: (2)
(a) Investment grade	RCONG406	143	RCONG407	127	RCONG408	2,048	7.d.(1)(a)
(b) Subinvestment grade	RCONG409	321	RCONG410	260	RCONG411	830	7.d.(1)(b)
(2) Purchased credit protection: (3)
(a) Investment grade	RCONG412	0	RCONG413	0	RCONG414	0	7.d.(2)(a)
(b) Subinvestment grade	RCONG415	0	RCONG416	0	RCONG417	0	7.d.(2)(b)

Dollar Amounts in Thousands		Bil | Mil | Thou
8. Spot foreign exchange contracts	RCON8765	0	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON3430	0	9.
a. Securities borrowed	RCON3432	0	9.a.
b. Commitments to purchase when-issued securities	RCON3434	0	9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank’s behalf	RCONC978	0	9.c.
d. TEXT3555	RCON3555	0	9.d.
e. TEXT3556	RCON3556	0	9.e.
f. TEXT3557	RCON3557	0	9.f.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON5591	0	10.
a. Commitments to sell w hen-issued securities	RCON3435	0	10.a.
b. TEXT5592	RCON5592	0	10.b.
c. TEXT5593	RCON5593	0	10.c.
d. TEXT5594	RCON5594	0	10.d.
e. TEXT5595	RCON5595	0	10.e.
11. Year-to-date merchant credit card sales volume:
a. Sales for which the reporting bank is the acquiring bank	RCONC223	652,713	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCONC224	0	11.b.

(1)	Sum of items 7.c.(1)(a) and 7.c.(2)(a) must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.

(2)	Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.

(3)	Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCL     39
Schedule RC-L — Continued

		(Column B)
	(Column A)	Foreign	(Column C)	(Column D)
	Interest Rate	Exchange	Equity Derivative	Commodity and
Dollar Amounts in Thousands	Contracts	Contracts	Contracts	Other Contracts
12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14):
a. Futures contracts	RCON8693	RCON8694	RCON8695	RCON8696
	0	0	0	0	12.a.
b. Forward contracts	RCON8697	RCON8698	RCON8699	RCON8700
	113,426	7,467	0	0	12.b.
c. Exchange-traded option contracts:
(1) Written options	RCON8701	RCON8702	RCON8703	RCON8704
	0	0	0	0	12.c.(1)
(2) Purchased options	RCON8705	RCON8706	RCON8707	RCON8708
	0	0	0	0	12.c.(2)
d. Over-the-counter option contracts:
(1) Written options	RCON8709	RCON8710	RCON8711	RCON8712
	118,119	0	0	0	12.d.(1)
(2) Purchased options	RCON8713	RCON8714	RCON8715	RCON8716
	0	0	0	0	12.d.(2)
e. Swaps	RCON3450	RCON3826	RCON8719	RCON8720
	1,860,099	0	14,622	0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCONA126	RCONA127	RCON8723	RCON8724
	1,780,790	7,467	0	0	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCON8725	RCON8726	RCON8727	RCON8728
	310,853	0	14,622	0	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCONA589
	310,853				14.a.
15. Gross fair values of derivative contracts:
a. Contracts held for trading:
(1) Gross positive fair value	RCON8733	RCON8734	RCON8735	RCON8736
	47,953	4	0	0	15.a.(1)
(2) Gross negative fair value	RCON8737	RCON8738	RCON8739	RCON8740
	44,464	4	0	0	15.a.(2)
b. Contracts held for purposes other than trading:
(1) Gross positive fair value	RCON8741	RCON8742	RCON8743	RCON8744
	0	0	0	0	15.b.(1)
(2) Gross negative fair value	RCON8745	RCON8746	RCON8747	RCON8748
	28,550	0	0	0	15.b.(2)

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCL     40
Schedule RC-L — Continued
Item 16 is to be completed only by banks with total assets of $10 billion or more.(1)

		(Column B)			(Column E)
	(Column A)	Monoline		(Column D)	Corporations
	Banks and	Financial	(Column C)	Sovereign	and All Other
Dollar Amounts in Thousands	Securities Firms	Guarantors	Hedge Funds	Governments	Counterparties
16. Over-the-counter derivatives:
a. Net current credit exposure	RCONG418	RCONG419	RCONG420	RCONG421	RCONG422
	0	0	0	0	44,114	16.a.
b. Fair value of collateral:
(1) Cash — U.S. dollar	RCONG423	RCONG424	RCONG425	RCONG426	RCONG427
	500	0	0	0	0	16.b.	(1)
(2) Cash — Other currencies	RCONG428	RCONG429	RCONG430	RCONG431	RCONG432
	0	0	0	0	0	16.b.	(2)
(3) U.S. Treasury securities	RCONG433	RCONG434	RCONG435	RCONG436	RCONG437
	0	0	0	0	0	16.b.	(3)
(4) U.S. Government agency and U.S. Government-sponsored agency debt securities	RCONG438	RCONG439	RCONG440	RCONG441	RCONG442
	0	0	0	0	0	16.b.	(4)
(5) Corporate bonds	RCONG443	RCONG444	RCONG445	RCONG446	RCONG447
	0	0	0	0	0	16.b.	(5)
(6) Equity securities	RCONG448	RCONG449	RCONG450	RCONG451	RCONG452
	0	0	0	0	0	16.b.	(6)
(7) All other collateral	RCONG453	RCONG454	RCONG455	RCONG456	RCONG457
	0	0	0	0	0	16.b.	(7)
(8) Total fair value of collateral (sum of items 16.b.(1) through (7))	RCONG458	RCONG459	RCONG460	RCONG461	RCONG462
	500	0	0	0	0	16.b.	(8)

(1)	The $10 billion asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCM     41
Schedule RC-M — Memoranda

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCON6164	27,233	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCON6165	3	1.b.
2. Intangible assets other than goodwill:
a. Mortgage servicing assets	RCON3164	21,317	2.a.
(1) Estimated fair value of mortgage servicing assets	RCONA590	21,579	2.a.(1)
b. Purchased credit card relationships and nonmortgage servicing assets	RCONB026	0	2.b.
c. All other identifiable intangible assets	RCON5507	10,411	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)	RCON0426	31,728	2.d.
3. Other real estate owned:
a. Construction, land development, and other land	RCON5508	15,464	3.a.
b. Farmland	RCON5509	0	3.b.
c. 1-4 family residential properties	RCON5510	37,959	3.c.
d. Multifamily (5 or more) residential properties	RCON5511	1,654	3.d.
e. Nonfarm nonresidential properties	RCON5512	9,293	3.e.
f. Foreclosed properties from “GNMA loans”	RCONC979	0	3.f.
g. Total (sum of items 3.a through 3.f) (must equal Schedule RC, item 7)	RCON2150	64,370	3.g.
4. Not applicable
5. Other borrowed money:
a. Federal Home Loan Bank advances:
(1) Advances with a remaining maturity or next repricing date of: (1)
(a) One year or less	RCONF055	120,000	5.a.(1)(a)
(b) Over one year through three years	RCONF056	51,485	5.a.(1)(b)
(c) Over three years through five years	RCONF057	117,335	5.a.(1)(c)
(d) Over five years	RCONF058	36,740	5.a.(1)(d)
(2) Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a) above) (2)	RCON2651	120,000	5.a.(2)
(3) Structured advances (included in items 5.a.(1)(a)-(d) above)	RCONF059	0	5.a.(3)
b. Other borrowings:
(1) Other borrowings with a remaining maturity or next repricing date of: (3)
(a) One year or less	RCONF060	53	5.b.(1)(a)
(b) Over one year through three years	RCONF061	117	5.b.(1)(b)
(c) Over three years through five years	RCONF062	130	5.b.(1)(c)
(d) Over five years	RCONF063	147	5.b.(1)(d)
(2) Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a) above) (4)	RCONB571	53	5.b.(2)

c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)	RCON3190	326,007	5.c.

(1)	Report fixed rate advances by remaining maturity and floating rate advances by next repricing date.

(2)	Report both fixed and floating rate advances by remaining maturity. Exclude floating rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.

(3)	Report fixed rate other borrowings by remaining maturity and floating rate other borrowings by next repricing date.

(4)	Report both fixed and floating rate other borrowings by remaining maturity. Exclude floating rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCM     42
Schedule RC-M — Continued

Yes/No
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCONB569	YES	6.

Dollar Amounts in Thousands		Bil | Mil | Thou
7. Assets under the reporting bank’s management in proprietary mutual funds and annuities	RCONB570	0	7.
8. Primary Internet Web site address of the bank (home page), if any TEXT4087 www.firstmerit.com (Example: www.examplebank.com)			8.

Yes/No
9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?	RCON4088	YES	9.

Dollar Amounts in Thousands		Bil | Mil | Thou
10. Secured liabilities:
a. Amount of “Federal funds purchased” that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a)-(d))	RCONF065	447	10.b.

		Yes/No
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Acounts, and other similar accounts?	RCONG463	YES	11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	YES	12.

Dollar Amounts in Thousands		Bil | Mil | Thou
13. Assets covered by loss-sharing agreements with the FDIC:
a. Loans and leases (included in Schedule RC, items 4.a and 4.b)	RCONJ452	1,926,934	13.a.
b. Other real estate owned (included in Schedule RC, item 7)	RCONJ453	50,262	13.b.
c. Debt securities (included in Schedule RC, items 2.a and 2.b)	RCONJ461	0	13.c.
d. Other assets (excluding FDIC loss-sharing indemnification assets)	RCONJ462	0	13.d.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCN     43
Schedule RC-N — Past Due and Nonaccrual Loans, Leases, and Other Assets

	(Column A)		(Column B)
	Past due 30 through 89 days		Past due 90 days or more and		(Column C)
Dollar Amounts in Thousands	and still accruing		still accruing		Nonaccrual
1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1-4 family residential construction loans	RCONF172	3,013	RCONF174	3,066	RCONF176	4,361	1.a.(1)
(2) Other construction loans and all land development and other land loans	RCONF173	10,457	RCONF175	6,181	RCONF177	16,525	1.a.(2)
b. Secured by farmland	RCON3493	0	RCON3494	205	RCON3495	0	1.b.
c. Secured by 1-4 family residential properties:
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398	6,024	RCON5399	5,370	RCON5400	558	1.c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:
(a) Secured by first liens	RCONC236	36,006	RCONC237	31,933	RCONC229	8,404	1.c.(2)(a)
(b) Secured by junior liens	RCONC238	6,775	RCONC239	10,971	RCONC230	13,425	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties	RCON3499	360	RCON3500	3,886	RCON3501	17,300	1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	RCONF178	34,840	RCONF180	22,270	RCONF182	7,373	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties	RCONF179	10,342	RCONF181	29,434	RCONF183	26,772	1.e.(2)
2. Loans to depository institutions and acceptances of other banks	RCONB834	0	RCONB835	0	RCONB836	0	2.
3. Not applicable
4. Commercial and industrial loans	RCON1606	15,310	RCON1607	15,616	RCON1608	4,933	4.
5. Loans to individuals for household, family, and other personal expenditures:
a. Credit cards	RCONB575	2,545	RCONB576	371	RCONB577	966	5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB578	15,761	RCONB579	1,226	RCONB580	3,859	5.b.
6. Loans to foreign governments and official institutions	RCON5389	0	RCON5390	0	RCON5391	0	6.
7. All other loans (1)	RCON5459	1,263	RCON5460	41	RCON5461	211	7.
8. Lease financing receivables	RCON1226	312	RCON1227	0	RCON1228	0	8.
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCON3505	0	RCON3506	0	RCON3507	0	9.

(1)	Includes past due and nonaccrual “Loans to finance agricultural production and other loans to farmers” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCN      44
Schedule RC-N — Continued
Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

	(Column A)		(Column B)
	Past due 30 through 89 days		Past due 90 days or more and		(Column C)
Dollar Amounts in Thousands	and still accruing		still accruing		Nonaccrual
10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government (including loans and leases covered by FDIC loss-sharing agreements)	RCON5612	84,052	RCON5613	128,108	RCON5614	0	10.
a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked “GNMA loans”)	RCON5615	67,255	RCON5616	102,487	RCON5617	0	10.a.
b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 10	RCONC866	0	RCONC867	0	RCONC868	0	10.b.
Memoranda

	(Column A)		(Column B)
	Past due 30 through 89 days		Past due 90 days or more and		(Column C)
Dollar Amounts in Thousands	and still accruing		still accruing		Nonaccrual
1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC-C, Part I, Memo item 1):
a. Loans secured by 1-4 family residential properties	RCONF661	24,893	RCONF662	923	RCONF663	0	M.1.a.
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures)	RCON1658	900	RCON1659	761	RCON1661	7,950	M.1.b.
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	RCON6558	0	RCON6559	0	RCON6560	0	M.2.
3. Memo items 3.a. through 3.d are to be completed by banks with $300 million or more in total assets: (1)
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCON1248	0	RCON1249	0	RCON1250	0	M.3.a.
b. Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	RCON5380	0	RCON5381	0	RCON5382	0	M.3.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RC-N, item 4, above)	RCON1254	0	RCON1255	0	RCON1256	0	M.3.c.

(1)	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2009, Report of Condition.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCN     45
Schedule RC-N — Continued
Memoranda (continued)

	(Column A)		(Column B)
	Past due 30 through 89 days		Past due 90 days or more and		(Column C)
Dollar Amounts in Thousands	and still accruing		still accruing		Nonaccrual
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above)	RCONF166	0	RCONF167	0	RCONF168	0	M.3.d.
Memorandum item 4 is to be completed by:
• banks with $300 million or more in total assets
•   banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans:(1)

4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above)	RCON1594	0	RCON1597	0	RCON1583	0	M.4.
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):
a. Loans and leases held for sale	RCONC240	0	RCONC241	0	RCONC226	0	M.5.a.
b. Loans measured at fair value:
(1) Fair value	RCONF664	0	RCONF665	0	RCONF666	0	M.5.b.(1)
(2) Unpaid principal balance	RCONF667	0	RCONF668	0	RCONF669	0	M.5.b.(2)

	(Column A)		(Column B)
Dollar Amounts in Thousands	Past due 30 through 89 days		Past due 90 days or more
Memorandum item 6 is to be completed by banks with $300 million or more in total assets: (1)
6. Derivative contracts: Fair value of amounts carried as assets	RCON3529	0	RCON3530	0	M.6.

Dollar Amounts in Thousands		Bil | Mil | Thou
7. Additions to nonaccrual assets during the quarter	RCONC410	22,012	M.7.
8. Nonaccrual assets sold during the quarter	RCONC411	0	M.8.

(1)	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2009, Report of Condition.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCO     46
Schedule RC-O — Other Data for Deposit Insurance and FICO Assessments
All banks must complete items 1 and 2, items 7 through 9, Memorandum item 1, and, if applicable, Memorandum items 2, 3, and 4 each quarter. Each bank that reported $1 billion or more in total assets in its March 31, 2007 Report of Condition must complete items 4 and 5 each quarter. In addition, each bank that reported $1 billion or more in total assets in two consecutive Reports of Condition beginning with its June 30, 2007 report must begin to complete items 4 and 5 each quarter starting six months after the second consecutive quarter in which it reports total assets of $1 billion or more. Each bank that becomes insured by the FDIC on or after April 1, 2007 must complete items 4 and 5 each quarter. Any other bank may choose to complete items 4 and 5, but the bank must then continue to complete items 4 and 5 each quarter thereafter.

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(I) of the Federal Deposit Insurance Act and FDIC regulations	RCONF236	11,313,264	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions	RCONF237	0	2.
3. Not applicable
4. Total daily average of deposit liabilities before exclusions (gross) as defined in Section 3(I) of the Federal Deposit Insurance Act and FDIC regulations	RCONF238	11,435,631	4.
5. Total daily average of allowable exclusions, including interest accrued and unpaid on allowable exclusions	RCONF239	0	5.
6. Not applicable
7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):
a. One year or less	RCONG465	0	7.a.
b. Over one year through three years	RCONG466	0	7.b.
c. Over three years through five years	RCONG467	0	7.c.
d. Over five years	RCONG468	0	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):
a. One year or less	RCONG469	0	8.a.
b. Over one year through three years	RCONG470	0	8.b.
c. Over three years through five years	RCONG471	0	8.c.
d. Over five years	RCONG472	0	8.d.
9. Reciprocal brokered deposits (included in Schedule RC-E, Memorandum item 1.b)	RCONG803	5,635	9.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCO     47
Schedule RC-O — Continued
Memoranda

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Total assessable deposits of the bank, including related interest accrued and unpaid (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal RC-O, item 1 less item 2):
a. Deposit accounts (excluding retirement accounts) of $250,000 or less: (1)
(1) Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	8,105,763	M.1.a.(1)

Number
(2) Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	869536	M.1.a.	(2)

b. Deposit accounts (excluding retirement accounts) of more than $250,000: (1)
(1) Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	2,655,631	M.1.b.(1)

Number
(2) Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	3513	M.1.b.(2)

c. Retirement deposit accounts of $250,000 or less: (1)
(1) Amount of retirement deposit accounts of $250,000 or less	RCONF045	541,754	M.1.c.(1)

Number
(2) Number of retirement deposit accounts of $250,000 or less	RCONF046	35760	M.1.c.	(2)

d. Retirement deposit accounts of more than $250,000: (1)
(1) Amount of retirement deposit accounts of more than $250,000	RCONF047	10,116	M.1.d.(1)

Number
(2) Number of retirement deposit accounts of more than $250,000	RCONF048	30	M.1.d.(2)

Memorandum item 2 is to be completed by banks with $1 billion or more in total assets.(2)
2. Estimated amount of uninsured assessable deposits, including related interest accrued and unpaid (see instructions)(3)	RCON5597	1,903,733	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent saving association’s Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

a. Legal title	TEXTA545	M.3.a.

b. FDIC Certificate Number	RCONA545	0	M.3.b.
Memorandum items 4.a and 4.b are to be completed by all banks participating in the FDIC Transaction Account Guarantee Program.
4. Noninterest-bearing transaction accounts (as defined in Part 370 of the FDIC’s regulations) of more than $250,000 (see instructions):
a. Average daily amount of noninterest-bearing transaction accounts of more than $250,000 (including balances swept from noninterest-bearing transaction accounts to noninterest-bearing savings accounts)
	RCONJ651	N/A	M.4.a.

Number
b. Average daily number of noninterest-bearing transaction accounts of more than $250,000 (rounded to two decimal places)	RCONJ652	N/A	M.4.b.
Memorandum items 5.a and 5.b are to be completed by all banks.

5. Noninterest-bearing transaction accounts (as defined in Section 343 of the Dodd-Frank Act) of more than $250,000 (see instructions):
a. Amount of noninterest-bearing transaction accounts of more than $250,000	RCONJ944	1,255,209	M.5.a.

Number
b. Number of noninterest-bearing transaction accounts of more than $250,000	RCONJ945	1198	M.5.b.

(1)	The dollar amounts used as the basis for reporting in Memorandum items 1.a and 1.d reflect the deposit insurance limits in effect on the report date excluding the temporary unlimited insurance coverage on noninterest-bearing transaction accounts.

(2)	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

(3)	Uninsured assessable deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d and the temporary unlimited insurance coverage on noninterest-bearing transaction accounts, but without taking into account a bank’s participation in the FDIC’s Debt Guarantee Program.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCP     48
Schedule RC-P — 1-4 Family Residential Mortgage Banking Activities
Schedule RC-P is to be completed by (1) all banks with $1 billion or more in total assets (1) and (2) banks with less than $1 billion in total assets at which either closed-end (first and junior lien) 1-4 family residential mortgage loan originations and purchases for resale (2) from all sources, loan sales, or quarter-end loans held for sale in domestic offices exceed $10 million for two consecutive quarters.

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale: (2)
a. Closed-end first liens	RCONF066	227,538	1.a.
b. Closed-end junior liens	RCONF067	0	1.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	RCONF670	0	1.c.(1)
(2) Principal amount funded under the lines of credit	RCONF671	0	1.c.(2)
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale: (2)
a. Closed-end first liens	RCONF068	0	2.a.
b. Closed-end junior liens	RCONF069	0	2.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	RCONF672	0	2.c.(1)
(2) Principal amount funded under the lines of credit	RCONF673	0	2.c.(2)
3. 1-4 family residential mortgage loans sold during the quarter:
a. Closed-end first liens	RCONF070	211,045	3.a.
b. Closed-end junior liens	RCONF071	0	3.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	RCONF674	0	3.c.(1)
(2) Principal amount funded under the lines of credit	RCONF675	0	3.c.(2)
4. 1-4 family residential mortgage loans held for sale at quarter-end (included in Schedule RC, item 4.a):
a. Closed-end first liens	RCONF072	41,340	4.a.
b. Closed-end junior liens	RCONF073	0	4.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	RCONF676	0	4.c.(1)
(2) Principal amount funded under the lines of credit	RCONF677	0	4.c.(2)
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i):
a. Closed-end 1-4 family residential mortgage loans	RIADF184	9,211	5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560	0	5.b.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:
a. Closed-end first liens	RCONF678	103	6.a.
b. Closed-end junior liens	RCONF679	0	6.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	RCONF680	0	6.c.(1)
(2) Principal amount funded under the lines of credit	RCONF681	0	6.c.(2)

(1)	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2009, Report of Condition.

(2)	Exclude originations and purchases of closed-end 1-4 family residential mortgage loans that are held for investment.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCQ     49
Schedule RC-Q — Assets and Liabilities Measured at Fair Value on a Recurring Basis
Schedule RC-Q is to be completed by banks that:
(1)	Had total assets of $500 million or more as of the beginning of their fiscal year; or
(2)	Has total assets of less than $500 million as of the beginning of their fiscal year and either:
(a)	Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or

(b)	Are required to complete Schedule RC-D, Trading Assets and Liabilities.

		(Column B)
	(Column A)	LESS: Amounts	(Column C)	(Column D)	(Column E)
	Total Fair Value	Netted in the	Level 1 Fair	Level 2 Fair	Level 3 Fair
	Reported on	Determination of	Value	Value	Value
Dollar Amounts in Thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
ASSETS
1. Available-for-sale securities	RCON1773	RCONG474	RCONG475	RCONG476	RCONG477
	2,986,328	0	3,135	2,922,224	60,969	1.
2. Federal funds sold and securities purchased under agreements to resell	RCONG478	RCONG479	RCONG480	RCONG481	RCONG482
	0	0	0	0	0	2.
3. Loans and leases held for sale	RCONG483	RCONG484	RCONG485	RCONG486	RCONG487
	41,340	0	0	41,340	0	3.
4. Loans and leases held for investment	RCONG488	RCONG489	RCONG490	RCONG491	RCONG492
	0	0	0	0	0	4.
5. Trading assets:
a. Derivative assets	RCON3543	RCONG493	RCONG494	RCONG495	RCONG496
	47,957	0	0	47,957	0	5.a.
b. Other trading assets	RCONG497	RCONG498	RCONG499	RCONG500	RCONG501
	0	0	0	0	0	5.b.
(1) Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	RCONF240	RCONF684	RCONF692	RCONF241	RCONF242
	0	0	0	0	0	5.b.(1)
6. All other assets	RCONG391	RCONG392	RCONG395	RCONG396	RCONG804
	0	0	0	0	0	6.
7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)	RCONG502	RCONG503	RCONG504	RCONG505	RCONG506
	3,075,625	0	3,135	3,011,521	60,969	7.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCQ     50
Schedule RC-Q — Continued

		(Column B)
	(Column A)	LESS: Amounts	(Column C)	(Column D)	(Column E)
	Total Fair Value	Netted in the	Level 1 Fair	Level 2 Fair	Level 3 Fair
	Reported on	Determination of	Value	Value	Value
Dollar Amounts in Thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
LIABILITIES
8. Deposits	RCONF252	RCONF686	RCONF694	RCONF253	RCONF254
	0	0	0	0	0	8.
9. Federal funds purchased and securities sold under agreements to repurchase	RCONG507	RCONG508	RCONG509	RCONG510	RCONG511
	0	0	0	0	0	9.
10. Trading liabilities:
a. Derivative liabilities	RCON3547	RCONG512	RCONG513	RCONG514	RCONG515
	44,468	0	0	44,468	0	10.a.
b. Other trading liabilities	RCONG516	RCONG517	RCONG518	RCONG519	RCONG520
	0	0	0	0	0	10.b.
11. Other borrowed money	RCONG521	RCONG522	RCONG523	RCONG524	RCONG525
	0	0	0	0	0	11.
12. Subordinated notes and debentures	RCONG526	RCONG527	RCONG528	RCONG529	RCONG530
	0	0	0	0	0	12.
13. All other liabilities	RCONG805	RCONG806	RCONG807	RCONG808	RCONG809
	28,550	0	0	28,550	0	13.
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	RCONG531	RCONG532	RCONG533	RCONG534	RCONG535
	73,018	0	0	73,018	0	14.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCQ     51
Schedule RC-Q — Continued

		(Column B)
	(Column A)	LESS: Amounts	(Column C)	(Column D)	(Column E)
	Total Fair Value	Netted in the	Level 1 Fair	Level 2 Fair	Level 3 Fair
	Reported on	Determination of	Value	Value	Value
Dollar Amounts in Thousands	Schedule RC	Total Fair Value	Measurements	Measurements	Measurements
Memoranda
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $25,000 and exceed 25% of item 6):
a. Mortgage servicing assets	RCONG536	RCONG537	RCONG538	RCONG539	RCONG540
	0	0	0	0	0	M.1.a.
b. Nontrading derivative assets	RCONG541	RCONG542	RCONG543	RCONG544	RCONG545
	0	0	0	0	0	M.1.b.
c. TEXTG546	RCONG546	RCONG547	RCONG548	RCONG549	RCONG550
	0	0	0	0	0	M.1.c.
d. TEXTG551	RCONG551	RCONG552	RCONG553	RCONG554	RCONG555
	0	0	0	0	0	M.1.d.
e. TEXTG556	RCONG556	RCONG557	RCONG558	RCONG559	RCONG560
	0	0	0	0	0	M.1.e.
f. TEXTG561	RCONG561	RCONG562	RCONG563	RCONG564	RCONG565
	0	0	0	0	0	M.1.f.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $25,000 and exceed 25% of item 13):
a. Loan commitments (not accounted for as derivatives)	RCONF261	RCONF689	RCONF697	RCONF262	RCONF263
	0	0	0	0	0	M.2.a.
b. Nontrading derivative liabilities	RCONG566	RCONG567	RCONG568	RCONG569	RCONG570
	28,550	0	0	28,550	0	M.2.b.
c. TEXTG571	RCONG571	RCONG572	RCONG573	RCONG574	RCONG575
	0	0	0	0	0	M.2.c.
d. TEXTG576	RCONG576	RCONG577	RCONG578	RCONG579	RCONG580
	0	0	0	0	0	M.2.d.
e. TEXTG581	RCONG581	RCONG582	RCONG583	RCONG584	RCONG585
	0	0	0	0	0	M.2.e.
f. TEXTG586	RCONG586	RCONG587	RCONG588	RCONG589	RCONG590
	0	0	0	0	0	M.2.f.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCR 52
Schedule RC-R — Regulatory Capital

Dollar Amounts in Thousands		Bil | Mil | Thou
Tier 1 capital

1. Total bank equity capital (from Schedule RC, item 27.a)	RCON3210	1,311,064	1.

2. LESS: Net unrealized gains (losses) on available-for-sale securities (if gain, report as positive value; if loss, report as negative value) (1)	RCON8434	(26,103)	2.
3. LESS: Net unrealized loss on available-for-sale EQUITY securities (report loss as positive value)	RCONA221	0	3.
4. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)	RCON4336	0	4.
5. LESS: Nonqualifying perpetual preferred stock	RCONB588	0	5.
6. Qualifying noncontrolling (minority) interests in consolidated subsidiaries	RCONB589	110,059	6.
7.
a. LESS: Disallowed goodwill and other disallowed intangible assets	RCONB590	489,510	7.a.
b. LESS: Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank’s own creditworthiness (if a net gain, report as positive value; if a net loss, report as negative value)	RCONF264	0	7.b.

8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, 7.a, and 7.b)	RCONC227	957,716	8.

9.
a. LESS: Disallowed servicing assets and purchased credit card relationships	RCONB591	1,896	9.a.
b. LESS: Disallowed deferred tax assets	RCON5610	0	9.b.
10. Other additions to (deductions from) Tier 1 capital	RCONB592	0	10.

11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b)	RCON8274	955,820	11.

Tier 2 capital
12. Qualifying subordinated debt and redeemable preferred stock	RCON5306	0	12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital	RCONB593	0	13.
14. Allowance for loan and lease losses includible in Tier 2 capital	RCON5310	114,779	14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCON2221	0	15.
16. Other Tier 2 capital components	RCONB594	0	16.
17. Tier 2 capital (sum of items 12 through 16)	RCON5311	114,779	17.
18. Allowable Tier 2 capital (lesser of item 11 or 17)	RCON8275	114,779	18.
19. Tier 3 capital allocated for market risk	RCON1395	0	19.
20. Deductions for total risk-based capital	RCONB595	0	20.

21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)	RCON3792	1,070,599	21.

Total assets for leverage ratio
22. Average total assets (from Schedule RC-K, item 9)	RCON3368	14,535,719	22.
23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7.a above)	RCONB590	489,510	23.
24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCONB591	1,896	24.
25. LESS: Disallowed deferred tax assets (from item 9.b above)	RCON5610	0	25.
26. LESS: Other deductions from assets for leverage capital purposes	RCONB596	0	26.

27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)	RCONA224	14,044,313	27.

Adjustments for financial subsidiaries
28.
a. Adjustment to Tier 1 capital reported in item 11	RCONC228	4,309	28.a.
b. Adjustment to total risk-based capital reported in item 21	RCONB503	8,618	28.b.
29. Adjustment to risk-weighted assets reported in item 62	RCONB504	101	29.
30. Adjustment to average total assets reported in item 27	RCONB505	81	30.

(1)	Report amount included in Schedule RC, item 26.b, “Accumulated other comprehensive income.”

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCR 53
Schedule RC-R — Continued
Capital ratios
(Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)

	(Column A)
	Percentage (Banks with		(Column B)
	Financial Subsidiaries)		Percentage (All Banks)
31. Tier 1 leverage ratio (2)	RCON7273	6.78	RCON7204	6.81	31.
32. Tier 1 risk-based capital ratio (3)	RCON7274	10.39	RCON7206	10.43	32.
33. Total risk-based capital ratio (4)	RCON7275	11.59	RCON7205	11.69	33.

(2)	The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).

(3)	The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).

(4)	The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCR 54
Schedule RC-R — Continued
Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).
Balance Sheet Asset Categories

		(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	(Column A)	Items Not	Allocation by	Allocation by	Allocation by	Allocation by
	Totals (from	Subject to Risk-	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar Amounts in Thousands	Schedule RC)	Weighting	Category 0%	Category 20%	Category 50%	Category 100%
34. Cash and balances due from depository institutions (Column A equals the sum of Schedule RC items 1.a and 1.b)	RCON0010	RCONC869	RCONB600	RCONB601		RCONB602
	521,323	0	437,889	83,434		0	34.
35. Held-to-maturity securities	RCON1754	RCONB603	RCONB604	RCONB605	RCONB606	RCONB607
	59,962	0	0	59,962	0	0	35.
36. Available-for-sale securities	RCON1773	RCONB608	RCONB609	RCONB610	RCONB611	RCONB612
	2,986,328	13,903	84,760	2,755,263	27,689	104,713	36.
37. Federal funds sold and securities purchased under agreements to resell	RCONC225		RCONC063	RCONC064		RCONB520
	0		0	0		0	37.
38. Loans and leases held for sale	RCON5369	RCONB617	RCONB618	RCONB619	RCONB620	RCONB621
	41,340	0	0	0	41,340	0	38.
39. Loans and leases, net of unearned income	RCONB528	RCONB622	RCONB623	RCONB624	RCONB625	RCONB626
	8,876,714	0	0	1,435,677	557,767	6,883,270	39.
40. LESS: Allowance for loan and lease losses	RCON3123	RCON3123
	128,381	128,381					40.
41. Trading assets	RCON3545	RCONB627	RCONB628	RCONB629	RCONB630	RCONB631
	47,957	0	0	0	0	47,957	41.
42. All other assets (1)	RCONB639	RCONB640	RCONB641	RCONB642	RCONB643	RCON5339
	1,718,658	491,406	46,065	493,332	2,033	685,822	42.
43. Total assets (sum of items 34 through 42)	RCON2170	RCONB644	RCON5320	RCON5327	RCON5334	RCON5340
	14,123,901	376,928	568,714	4,827,668	628,829	7,721,762	43.

(1)	Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, direct and indirect investments in real estate ventures, intangible assets, and other assets.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCR 55
Schedule RC-R — Continued
Derivatives and Off-Balance Sheet Items

					(Column C)	(Column D)	(Column E)	(Column F)
	(Column A)	Credit		(Column B)	Allocation by	Allocation by	Allocation by	Allocation by
	Face Value or	Conversion		Credit Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar Amounts in Thousands	Notional Amount	Factor		Amount (1)	Category 0%	Category 20%	Category 50%	Category 100%
44. Financial standby letters of credit	RCONB546	1.00 or 12.5 (2)		RCONB547	RCONB548	RCONB581	RCONB582	RCONB583
	128,813	1.00		128,813	0	0	0	128,813	44.
45. Performance standby letters of credit	RCON3821			RCONB650	RCONB651	RCONB652	RCONB653	RCONB654
	10,653	.50		5,327	0	0	0	5,327	45.
46. Commercial and similar letters of credit	RCON3411			RCONB655	RCONB656	RCONB657	RCONB658	RCONB659
	3,781	.20		756	0	0	0	756	46.
47. Risk participations in bankers acceptances acquired by the reporting institution	RCON3429			RCONB660	RCONB661	RCONB662		RCONB663
	0	1.00		0	0	0		0	47.
48. Securities lent	RCON3433			RCONB664	RCONB665	RCONB666	RCONB667	RCONB668
	0	1.00		0	0	0	0	0	48.
49. Retained recourse on small business obligations sold with recourse	RCONA250			RCONB669	RCONB670	RCONB671	RCONB672	RCONB673
	0	1.00		0	0	0	0	0	49.
50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low -level exposure rule and residual interests subject to a dollar- for-dollar capital requirement	RCONB541	12.5	(3)	RCONB542				RCONB543
	0	12.50		0				0	50.
51. All other financial assets sold with recourse	RCONB675			RCONB676	RCONB677	RCONB678	RCONB679	RCONB680
	57,017	1.00		57,017	0	0	47,269	9,748	51.
52. All other off-balance sheet liabilities	RCONB681			RCONB682	RCONB683	RCONB684	RCONB685	RCONB686
	525	1.00		525	0	337	0	188	52.
53. Unused commitments:
a. With an original maturity exceeding one year	RCON3833			RCONB687	RCONB688	RCONB689	RCONB690	RCONB691
	0	.50		0	0	0	0	0	53.a.
b. With an original maturity of one year or less to asset- backed commercial paper conduits	RCONG591			RCONG592	RCONG593	RCONG594	RCONG595	RCONG596
	0	.10		0	0	0	0	0	53.b.
54. Derivative contracts				RCONA167	RCONB693	RCONB694	RCONB695
				60,490	0	60,490	0		54.

(1)	Column A multiplied by credit conversion factor.

(2)	For financial standby letters of credit to which the low -level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.

(3)	Or institution-specific factor.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCR 56
Schedule RC-R — Continued

	(Column C)	(Column D)	(Column E)	(Column F)
	Allocation by	Allocation by	Allocation by	Allocation by
	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar Amounts in Thousands	Category 0%	Category 20%	Category 50%	Category 100%
55. Total assets, derivatives, and off-balance sheet items by risk weight category (for each column, sum of items 43 through 54)	RCONB696	RCONB697	RCONB698	RCONB699
	568,714	4,888,495	676,098	7,866,594	55.
56. Risk weight factor	x 0%	x 20%	x 50%	x 100%	56.

57. Risk-weighted assets by risk weight category (for each column, item 55 multiplied by item 56)	RCONB700	RCONB701	RCONB702	RCONB703
	0	977,699	338,049	7,866,594	57.

58. Market risk equivalent assets				RCON1651
				0	58.
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58)				RCONB704
				9,182,342	59.

60. LESS: Excess allowance for loan and lease losses				RCONA222
				22,451	60.

61. LESS: Allocated transfer risk reserve				RCON3128
				0	61.
62. Total risk-weighted assets (item 59 minus items 60 and 61)				RCONA223

				9,159,891	62.

Memoranda

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	RCON8764	46,511	M.1.

			(Column B)
	(Column A)		With a remaining maturity of		(Column C)
	With a remaining maturity of		over one year through five		With a remaining maturity of
Dollar Amounts in Thousands	one year of less		years		over five years
2. Notional principal amounts of derivative contracts: (1)
a. Interest rate contracts	RCON3809	100,032	RCON8766	1,337,448	RCON8767	422,618	M.2.a.
b. Foreign exchange contracts	RCON3812	7,467	RCON8769	0	RCON8770	0	M.2.b.
c. Gold contracts	RCON8771	0	RCON8772	0	RCON8773	0	M.2.c.
d. Other precious metals contracts	RCON8774	0	RCON8775	0	RCON8776	0	M.2.d.
e. Other commodity contracts	RCON8777	0	RCON8778	0	RCON8779	0	M.2.e.
f. Equity derivative contracts	RCONA000	14,622	RCONA001	0	RCONA002	0	M.2.f.
g. Credit derivative contracts:
Purchased credit protection that (a) is a covered position under the market risk rule or (b) is not a covered position under the market risk rule and is not recognized as a guarantee for risk-based capital purposes:

(1) Investment grade	RCONG597	0	RCONG598	0	RCONG599	0	M.2.g.(1)
(2) Subinvestment grade	RCONG600	0	RCONG601	0	RCONG602	0	M.2.g.(2)

(1)	Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCS     57
Schedule RC-S — Servicing, Securitization, and Asset Sale Activities
Bank Securitization Activities

	(Column A)						(Column G)
	1-4 Family	(Column B)	(Column C)		(Column E)	(Column F)	All Other Loans,
	Residential	Home Equity	Credit Card	(Column D)	Other Consumer	Commercial and	All Leases and
Dollar Amounts in Thousands	Loans	Lines	Receivables	Auto Loans	Loans	Industrial Loans	All Other Assets
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCONB705	RCONB706	RCONB707	RCONB708	RCONB709	RCONB710	RCONB711
	0	0	0	0	0	0	0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCONB712	RCONB713	RCONB714	RCONB715	RCONB716	RCONB717	RCONB718
	0	0	0	0	0	0	0	2.a.
b. Subordinated securities and other residual interests	RCONC393	RCONC394	RCONC395	RCONC396	RCONC397	RCONC398	RCONC399
	0	0	0	0	0	0	0	2.b.
c. Standby letters of credit and other enhancements	RCONC400	RCONC401	RCONC402	RCONC403	RCONC404	RCONC405	RCONC406
	0	0	0	0	0	0	0	2.c.
3. Reporting bank’s unused commitments to provide liquidity to structures reported in item 1	RCONB726	RCONB727	RCONB728	RCONB729	RCONB730	RCONB731	RCONB732
	0	0	0	0	0	0	0	3.
4. Past due loan amounts included in item 1:
a. 30-89 days past due	RCONB733	RCONB734	RCONB735	RCONB736	RCONB737	RCONB738	RCONB739
	0	0	0	0	0	0	0	4.a.
b. 90 days or more past due	RCONB740	RCONB741	RCONB742	RCONB743	RCONB744	RCONB745	RCONB746
	0	0	0	0	0	0	0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):
a. Charge-offs	RIADB747	RIADB748	RIADB749	RIADB750	RIADB751	RIADB752	RIADB753
	0	0	0	0	0	0	0	5.a.
b. Recoveries	RIADB754	RIADB755	RIADB756	RIADB757	RIADB758	RIADB759	RIADB760
	0	0	0	0	0	0	0	5.b.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCS     58
Schedule RC-S — Continued

	(Column A)						(Column G)
	1-4 Family	(Column B)	(Column C)		(Column E)	(Column F)	All Other Loans,
	Residential	Home Equity	Credit Card	(Column D)	Other Consumer	Commercial and	All Leases and
Dollar Amounts in Thousands	Loans	Lines	Receivables	Auto Loans	Loans	Industrial Loans	All Other Assets
6. Amount of ownership (or seller’s) interests carried as:
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCONB761	RCONB762			RCONB763
		0	0			0		6.a.
b. Loans (included in Schedule RC-C)		RCONB500	RCONB501			RCONB502
		0	0			0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:
a. 30-89 days past due		RCONB764	RCONB765			RCONB766
		0	0			0		7.a.
b. 90 days or more past due		RCONB767	RCONB768			RCONB769
		0	0			0		7.b.
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):
a. Charge-offs		RIADB770	RIADB771			RIADB772
		0	0			0		8.a.
b. Recoveries		RIADB773	RIADB774			RIADB775
		0	0			0		8.b.
For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements
	RCONB776	RCONB777	RCONB778	RCONB779	RCONB780	RCONB781	RCONB782
	0	0	0	0	0	0	0	9.
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures	RCONB783	RCONB784	RCONB785	RCONB786	RCONB787	RCONB788	RCONB789
	0	0	0	0	0	0	0	10.
Bank Asset Sales
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCONB790	RCONB791	RCONB792	RCONB793	RCONB794	RCONB795	RCONB796
	47,269	0	0	0	13,147	0	0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCONB797	RCONB798	RCONB799	RCONB800	RCONB801	RCONB802	RCONB803
	47,269	0	0	0	9,748	0	0	12.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCS     59
Schedule RC-S — Continued
Memoranda

Dollar Amounts in Thousands		Bil | Mil | Thou
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
a. Outstanding principal balance	RCONA249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCONA250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others:
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCONB804	2,453	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCONB805	2,140,125	M.2.b.
c. Other financial assets (includes home equity lines) (1)	RCONA591	0	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCONF699	17,402	M.2.d.
3. Asset-backed commercial paper conduits:
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
(1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB806	0	M.3.a.(1)
(2) Conduits sponsored by other unrelated institutions	RCONB807	0	M.3.a.(2)
b. Unused commitments to provide liquidity to conduit structures:
(1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB808	0	M.3.b.(1)
(2) Conduits sponsored by other unrelated institutions	RCONB809	0	M.3.b.(2)
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, col C(2)	RCONC407	N/A	M.4.

(1)	Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.

(2)	Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instruc that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCT     60
Schedule RC-T — Fiduciary and Related Services

		Yes/No
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	RCONA345	YES	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCONA346	YES	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	RCONB867	YES	3.
If the answer to item 3 is “YES,” complete the applicable items of Schedule RC-T, as follows:
Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
•	Items 4 through 22 quarterly,
•	Items 23 through 26 annually with the December report, and
•	Memorandum items 1 through 4 annually with the December report.
Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
•	Items 4 through 26 annually with the December report, and
•	Memorandum items 1 through 4 annually with the December report.
Institutions with total fiduciary assets (item 10, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
•	Items 4 through 13 annually with the December report, and
•	Memorandum items 1 through 3 annually with the December report.
FIDUCIARY AND RELATED ASSETS

			(Column C)	(Column D)
		(Column B)	Number of	Number of Non-
	(Column A)	Non-Managed	Managed	Managed
Dollar Amounts in Thousands	Managed Assets	Assets	Accounts	Accounts
4. Personal trust and agency accounts	RCONB868	RCONB869	RCONB870	RCONB871
	807,128	44,654	1217	93	4.
5. Employee benefit and retirement-related trust and agency accounts:
a. Employee benefit — defined contribution	RCONB872	RCONB873	RCONB874	RCONB875
	127,505	539,153	116	305	5.a.
b. Employee benefit — defined benefit	RCONB876	RCONB877	RCONB878	RCONB879
	261,211	286,151	32	49	5.b.
c. Other employee benefit and retirement-related accounts	RCONB880	RCONB881	RCONB882	RCONB883
	174,725	39,485	470	70	5.c.
6. Corporate trust and agency accounts	RCONB884	RCONB885	RCONC001	RCONC002
	0	6,849	0	14	6.
7. Investment management and investment advisory agency accounts	RCONB886	RCONJ253	RCONB888	RCONJ254
	1,054,559	4,107	879	8	7.
8. Foundation and endowment trust and agency accounts	RCONJ255	RCONJ256	RCONJ257	RCONJ258
	49,227	158,719	20	22	8.
9. Other fiduciary accounts	RCONB890	RCONB891	RCONB892	RCONB893
	85,860	0	11	0	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCONB894	RCONB895	RCONB896	RCONB897
	2,560,215	1,079,118	2745	561	10.
11. Custody and safekeeping accounts		RCONB898		RCONB899
		721,494		190	11.
12. Not applicable
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCONJ259	RCONJ260	RCONJ261	RCONJ262
	168,137	22,452	452	42	13.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCT     61
Schedule RC-T — Continued
FIDUCIARY AND RELATED SERVICES INCOME

Dollar Amounts in Thousands		Bil | Mil | Thou
14. Personal trust and agency accounts	RIADB904	7,810	14.
15. Employee benefit and retirement-related trust and agency accounts:
a. Employee benefit — defined contribution	RIADB905	2,754	15.a.
b. Employee benefit — defined benefit	RIADB906	675	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907	1,752	15.c.
16. Corporate trust and agency accounts	RIADA479	153	16.
17. Investment management and investment advisory agency accounts	RIADJ315	5,530	17.
18. Foundation and endowment trust and agency accounts	RIADJ316	447	18.
19. Other fiduciary accounts	RIADA480	516	19.
20. Custody and safekeeping accounts	RIADB909	656	20.
21. Other fiduciary and related services income	RIADB910	1,658	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070	21,951	22.
23. Less: Expenses	RIADC058	14,677	23.
24. Less: Net losses from fiduciary and related services	RIADA488	41	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911	0	25.
26. Net fiduciary and related services income	RIADA491	7,233	26.
Memoranda

	(Column A)		(Column B)
	Personal Trust and Agency		Employee Benefit and
	and Investment Management		Retirement-Related Trust and		(Column C)
Dollar Amounts in Thousands	Agency Accounts		Agency Accounts		All Other Accounts
1. Managed assets held in fiduciary accounts:
a. Noninterest-bearing deposits	RCONJ263	142	RCONJ264	63	RCONJ265	0	M.1.a.
b. Interest-bearing deposits	RCONJ266	23,557	RCONJ267	624	RCONJ268	0	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCONJ269	368,751	RCONJ270	77,508	RCONJ271	14,548	M.1.c.
d. State, county, and municipal obligations	RCONJ272	279,949	RCONJ273	101	RCONJ274	45	M.1.d.
e. Money market mutual funds	RCONJ275	156,312	RCONJ276	34,193	RCONJ277	3,053	M.1.e.
f. Equity mutual funds	RCONJ278	196,766	RCONJ279	143,128	RCONJ280	35,578	M.1.f.
g. Other mutual funds	RCONJ281	246,211	RCONJ282	99,820	RCONJ283	11,934	M.1.g.
h. Common trust funds and collective investment funds	RCONJ284	0	RCONJ285	0	RCONJ286	0	M.1.h.
i. Other short-term obligations	RCONJ287	0	RCONJ288	0	RCONJ289	0	M.1.i.
j. Other notes and bonds	RCONJ290	115,900	RCONJ291	52,701	RCONJ292	8,183	M.1.j.
k. Investments in unregistered funds and private equity investments	RCONJ293	3,685	RCONJ294	13,423	RCONJ295	0	M.1.k.
l. Other common and preferred stocks	RCONJ296	374,354	RCONJ297	141,510	RCONJ298	46,955	M.1.l.
m. Real estate mortgages	RCONJ299	335	RCONJ300	0	RCONJ301	0	M.1.m.
n. Real estate	RCONJ302	12,722	RCONJ303	0	RCONJ304	0	M.1.n.
o. Miscellaneous assets	RCONJ305	83,003	RCONJ306	370	RCONJ307	14,791	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	RCONJ308	1,861,687	RCONJ309	563,441	RCONJ310	135,087	M.1.p.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCT     62
Schedule RC-T — Continued
Memoranda (continued)

	(Column A)		(Column B)
Dollar Amounts in Thousands	Managed Assets		Number of Managed Accounts
1.q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	RCONJ311	0	RCONJ312	0	M.1.q.

	(Column A)		(Column B)
Dollar Amounts in Thousands	Number of Issues		Principal Amount Outstanding
2. Corporate trust and agency accounts:
a. Corporate and municipal trusteeships	RCONB927	30	RCONB928	96,855	M.2.a.
(1) Issues reported in Memorandum item 2.a that are in default	RCONJ313	1	RCONJ314	4,775	M.2.a.(1)
b. Transfer agent, registrar, paying agent, and other corporate agency	RCONB929	0			M.2.b.

	(Column A)		(Column B)
Dollar Amounts in Thousands	Number of Funds		Market Value of Fund Assets
3. Collective investment funds and common trust funds:
a. Domestic equity	RCONB931	0	RCONB932	0	M.3.a.
b. International/Global equity	RCONB933	0	RCONB934	0	M.3.b.
c. Stock/Bond blend	RCONB935	0	RCONB936	0	M.3.c.
d. Taxable bond	RCONB937	0	RCONB938	0	M.3.d.
e. Municipal bond	RCONB939	0	RCONB940	0	M.3.e.
f. Short term investments/Money market	RCONB941	0	RCONB942	0	M.3.f.
g. Specialty/Other	RCONB943	0	RCONB944	0	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCONB945	0	RCONB946	0	M.3.h.

	(Column A)		(Column B)
	Gross Losses Managed		Gross Losses Non- Managed		(Column C)
Dollar Amounts in Thousands	Accounts		Accounts		Recoveries
4. Fiduciary settlements, surcharges, and other losses:
a. Personal trust and agency accounts	RIADB947	8	RIADB948	0	RIADB949	0	M.4.a.
b. Employee benefit and retirement- related trust and agency accounts	RIADB950	21	RIADB951	6	RIADB952	0	M.4.b.
c. Investment management and investment advisory agency accounts	RIADB953	2	RIADB954	0	RIADB955	0	M.4.c.
d. Other fiduciary accounts and related services	RIADB956	1	RIADB957	3	RIADB958	0	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	RIADB959	32	RIADB960	9	RIADB961	0	M.4.e.

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule RCT     63
Schedule RC-T — Continued
Memoranda (continued)
Person to whom questions about Schedule RC-T — Fiduciary and Related Services should be directed:
Kellee Ipe, Trust Accountant
Name and Title (TEXT B962)
kellee.ipe@firstmerit.com
E-mail Address (TEXT B926)
(330)848-8928
Telephone: Area code/phone number/extension (TEXT B963)
(330)376-7608
FAX: Area code/phone number (TEXT B964)

December 2010 FFIEC 041 FirstMerit Bank, N.A. — ID RSSD# 0000067311	Printed: 01/31/2011 — 07:05 am
Schedule NARR     64
Optional Narrative Statement Concerning the Amounts
Reported in the Reports of Condition and Income
The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Report of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RI-E, item 2.g, and Schedule RC-F, item 6.f, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IDENTIFIED ABOVE, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the “No comment” box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as “No statement,” “Not applicable,” “N/A,” “No comment,” and “None.”
The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank’s statement both on agency computerized records and in computer-file releases to the public.
All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement’s accuracy.
If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement appropriate to the amended data.
The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAIN THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
Comments? NO
(RCON 6979)
BANK MANAGEMENT STATEMENT (Please type or print clearly):
(TEXT 6980)